UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Annual Report

November 30, 2008

Columbia Tax-Exempt Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of Contents

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Investment Portfolio	8

Statement of Assets and Liabilities	32

Statement of Operations	34

Statement of Changes in Net Assets	35

Financial Highlights	37

Notes to Financial Statements	41

Report of Independent Registered Public Accounting Firm	51

Federal Income Tax Information	52

Fund Governance	53

Board Consideration and Approval of Advisory Agreements	58

Summary of Management Fee Evaluation by Independent Fee Consultant	61

Important Information About This Report	69

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this shareholder report for your Columbia Fund and hope you will find the portfolio management details, discussions and performance information helpful in monitoring your investments. As we've seen this past year, the financial markets can be quite volatile, with significant short-term price fluctuations. It's important to keep these ups and downs in perspective, particularly in light of your long-term investment strategy.

Staying the course with your long-term strategy typically involves riding out short-term price fluctuations, though we recognize that at times this can be tough. To support your efforts and give you the information you need to make prudent decisions, Columbia Management offers several valuable online resources. We encourage you to visit www.columbiamanagement.com/investor, where you can receive the most up-to-date information, including:

■  Daily pricing and performance. View pricing and performance from a link in Fund Tracker on the homepage. This listing of funds is updated nightly with the current net asset value and the amount and percentage change from the prior day.

■  News & Commentary. This tab provides links to quarterly fund commentaries and information from our investment strategies group, including trends in the economy and market impact.

If you would like more details on individual funds, select a fund from the dropdown menu on the top right side of the homepage for access to:

■  Monthly and quarterly performance information.

■  Portfolio holdings. Full holdings are updated weekly or monthly for money market funds, monthly for equity funds and quarterly for most other funds.

■  Quarterly fact sheets. Accessible from the Literature tab in each fund page.

By registering on the site, you'll receive secured, 24-hour access to*:

■  Mutual fund account details with balances, dividend and transaction information

■  Fund Tracker to customize your homepage with current net asset values for the funds that interest you

■  On-line transactions including purchases, exchanges and redemptions

■  Account maintenance for updating your address and dividend payment options

■  Electronic delivery of prospectuses and shareholder reports

I encourage you to visit our website for access to the product information and tools described above. These valuable online resources can help you monitor your investments and provide direct access to your account. All of these tools, and more, can be found on www.columbiamanagement.com/investor.

While your financial advisor is a great resource for investment guidance, you can also access our website or call our service representatives at 800.345.6611 for additional assistance. We thank you for investing with Columbia Management and look forward to helping with your ongoing investment needs.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

* Some restrictions apply. Shareholders who purchase shares through certain third-party organizations may not have the ability to register for online access.

Fund Profile – Columbia Tax-Exempt Fund

Summary

■  For the 12-month period that ended November 30, 2008, the fund's Class A shares returned negative 7.48%, without sales charge.

■  In a challenging environment for the bond market overall, the fund; the average fund in its peer group, the Lipper General Municipal Debt Funds Classification;1 and its benchmark, the Barclays Capital Municipal Bond Index,2 all had negative returns.

■  We believe that a higher stake in intermediate-term bonds helped the fund versus the average fund in its peer group, while high-yield exposure and a longer-maturity bias hampered returns relative to the index.

Portfolio Management

Kimberly Campbell has managed the fund since January 2002 and has been with the advisor or its predecessors or affiliate organizations since 1995.

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2The Barclays Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index) is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 11/30/08

–7.48%

Class A shares

(without sales charge)

–3.61%

Barclays Capital Municipal

Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Economic Update – Columbia Tax-Exempt Fund

Summary

For the 12-month period that ended November 30, 2008

■  Despite volatility in many segments of the bond market, the Barclays Capital U.S. Aggregate Bond Index delivered a modest gain. High-yield bonds lost significant ground, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index.

Barclays Index	Merrill Lynch Index

■  The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 38.09%. Developed stock markets outside the United States returned negative 47.79%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The pace of economic growth ground to a halt during the 12-month period that began December 1, 2007 and ended November 30, 2008. Although economic growth was modestly positive at the beginning of the period, the economy slipped into recession with little near-term relief in sight.

A host of factors weighed on consumers and businesses alike. The most severe housing downturn in decades showed no sign of abating as inventories of homes for sale rose, home prices declined and tighter credit standards, the result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans.

The labor market contracted for eleven consecutive months, driving the unemployment rate to 6.7%, the highest rate since the early 1990s. More than one million jobs have been lost since the beginning of 2008, with announced layoffs likely to drive that number even higher in the months ahead. Manufacturing activity slowed and consumer spending declined, dimming hopes for the holiday season.

A weakening economy and turmoil in the financial markets took a toll on consumer confidence, which plummeted to the lowest point ever in the 40-year history of the Conference Board's monthly survey.

In an effort to inspire confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate—the federal funds rate—down from 4.50% to 1.00% during the 12-month period.1 Despite earlier concerns about inflation, a weak economic outlook has kept the Fed focused on stimulating economic growth through lowering borrowing rates. In fact, the one bright spot during this period of uncertainty has been lower energy and commodity prices. With oil trading near $50 per barrel at the end of the period, gasoline prices are expected to come down below $2 per gallon after peaking above $4 per gallon during the summer months.

Bonds eke out a positive return

The U.S. bond market seesawed during the 12-month period but managed to eke out a gain as investors sought the relative safety of the highest quality sectors. After a weak start, bond prices in several sectors rose and yields declined as economic growth slowed and stock market volatility increased. The benchmark 10-year U.S. Treasury yield ended the period at just under 3.0%, falling one full percentage point in the final month of the period. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 1.74%. High-yield bonds disappointed as economic prospects weakened and default fears rose. The Merrill Lynch U.S. High Yield, Cash Pay Index returned negative 31.21%.

1On December 16, the Fed lowered the federal funds rate to a target between zero and 0.25%.

Economic Update (continued) – Columbia Tax-Exempt Fund

Stocks retreat as economic outlook darkens

Against a shifting economic backdrop, the U.S. stock market lost 38.09% for the 12-month period, as measured by the S&P 500 Index. Losses extended across all market caps and both growth and value, although value stocks held up somewhat better than growth stocks, as measured by their respective Russell indices.2 Stock markets outside the U.S. suffered even greater losses. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 47.79% (in U.S. dollars) for the period. Emerging stock markets, which have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, emerging markets suffered most of all. The MSCI Emerging Markets Index returned negative 56.42% (in U.S. dollars).3

Past performance is no guarantee of future results.

2The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of 3,000 largest US companies based on market capitalization.

3The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance Information – Columbia Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.83
Class B	1.58
Class C	1.58
Class Z	0.63

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 12/01/98 – 11/30/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 12/01/98 – 11/30/08 ($)

Sales charge	without	with
Class A	13,787	13,132
Class B	12,797	12,797
Class C	12,984	12,984
Class Z	13,876	n/a

Average annual total return as of 11/30/08 (%)

Share class	A		B		C		Z
Inception	11/21/78		05/05/92		08/01/97		09/16/05
Sales charge	without	with	without	with	without	with	without
1-year	–7.48	–11.88	–8.17	–12.59	–8.05	–8.93	–7.30
5-year	1.86	0.88	1.11	0.77	1.25	1.25	1.99
10-year	3.26	2.76	2.50	2.50	2.65	2.65	3.33

Average annual total return as of 12/31/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–7.19	–11.59	–7.88	–12.31	–7.75	–8.64	–7.00
5-year	1.72	0.74	0.96	0.63	1.11	1.11	1.85
10-year	3.26	2.76	2.49	2.49	2.64	2.64	3.33

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns shown for the fund's Class Z shares include the returns of the fund's Class A shares for periods prior to September 16, 2005, the date on which the fund's Class Z shares were first offered. The returns shown have been adjusted to reflect the fact that Class Z shares are sold without sales charges. The returns shown have not been adjusted to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between Class Z and Class A shares of the fund. If differences in expenses had been reflected, the returns shown for Class Z shares for periods prior to September 16, 2005 would have been higher.

Understanding Your Expenses – Columbia Tax-Exempt Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

06/01/08 – 11/30/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	924.50	1,021.00	3.85	4.04	0.80
Class B	1,000.00	1,000.00	921.10	1,017.25	7.44	7.82	1.55
Class C	1,000.00	1,000.00	921.70	1,018.00	6.73	7.06	1.40
Class Z	1,000.00	1,000.00	925.50	1,022.00	2.89	3.03	0.60

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 11/30/08 ($)

Class A	11.95
Class B	11.95
Class C	11.95
Class Z	11.95

Distributions declared per share

12/01/07 – 11/30/08 ($)

Class A	0.59
Class B	0.49
Class C	0.51
Class Z	0.61

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 11/30/08 (%)

Class A	4.62
Class B	4.04
Class C	4.20
Class Z	5.07

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 11/30/08 (%)

Class A	7.10
Class B	6.21
Class C	6.46
Class Z	7.80

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and the applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period that ended November 30, 2008, the fund's Class A shares returned negative 7.48% without sales charge. The fund's benchmark, the Barclays Capital Municipal Bond Index, returned negative 3.61%.1 Investments in lower quality issues and longer-maturity securities hampered returns versus the index. In a difficult environment, the fund held up better than the average fund in its peer group, the Lipper General Municipal Debt Funds Classification, which returned negative 8.92%.2 Investments in short-maturity zero coupon bonds and pre-refunded bonds helped relative performance compared to the average fund in its peer group as did an overweight in intermediate-term securities and less exposure to long term securities.

Lower quality bonds hurt performance as investors sought to avoid risk

Credit quality ratings were a key driver of municipal bond returns this past year. The yield difference between high and low quality bonds widened considerably as the financial crisis deepened and investors demanded higher yields for taking on added risk. The fund had approximately 18% of its assets in issues with ratings of BBB and below as well as non-rated securities, and these bonds declined sharply. By comparison, the Barclays index had no bonds rated below BBB and no non-rated issues. A roughly 5% stake in A-rated hospital bonds further undermined the fund's returns.

Longer-maturity issues lagged as their yields rose

Over the past year, we experienced a dramatic change in municipal yields. Yields on municipal bonds with maturities of seven years or less ended the period lower, while yields on longer-maturity bonds were higher. Hedge fund selling further pressured longer-maturity bond returns. The fund focused on intermediate-term bonds with 11- to 20-year maturities that we believe capture most of the incremental yield offered by 30-year bonds without as much risk. Many of these bonds are non-callable; i.e., they cannot be redeemed by the issuer before maturity. Therefore, they offer more stable cash flows. These non-callable bonds hurt performance less than the 30-year callable bonds that we believe many of our peers owned. Our intermediate-term bias helped the fund versus its peer group. In addition, the fund's yield advantage versus its peers boosted returns.

Gains from shorter-maturity and pre-funded bonds

Approximately 19% of the fund's assets were invested in bonds with maturities of seven years or less—an area of the market that did well during the year. An above-average stake in short-maturity zero coupon municipal bonds was especially helpful as short-term interest rates fell. Zero coupon bonds are bonds that sell at a deep discount to face value and pay no current income. A modest investment in pre-refunded bonds, which have high credit quality and short maturities, further aided

1The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager's Report (continued) – Columbia Tax-Exempt Fund performance. Pre-refunding occurs when an issuer sells a new lower-coupon bond and puts the proceeds into an escrow account until it can pay off the old "refunded" bonds. The fund lost ground versus the index because it had less exposure to bonds with zero- to five-year maturities, but it gained over its peer group because we believe that it had more exposure to bonds with 11- to 20-year maturities.

Looking ahead

The past year was tumultuous for the municipal bond market, as the dealer market underwent restructuring and consolidation, and major municipal bond insurers suffered credit downgrades. Hedge funds, which had been significant buyers of high grade long-maturity bonds, sold heavily in order to collapse leveraged positions. This sudden supply of bonds from hedge funds caused yields to rise to levels that we believe were very attractive on an absolute basis, as well as relative to low-yielding Treasury bonds. These changes created opportunities for investors. In addition, with fewer insured options, more issues started coming to market based on the underlying credit rating of the issuer, which increased the supply of AA- and A-rated securities. Plus, a backlog of new issues helped fuel improved supply late in the period. Finally, demand from retail investors grew with municipal bond yields at historically high levels. Because the economy continued to weaken into the end of the period, we plan to stay focused on higher grade, intermediate and non-callable municipal securities, but may add some bonds with maturities over 20 years as we believe that these bonds have become relatively more attractive.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics.

The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Investments in high-yield securities (commonly known as "junk" bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high yield bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Top 5 sectors

as of 11/30/08 (%)

Refunded/Escrowed	15.0
Local General Obligations	10.1
State General Obligations	8.3
Special Non-Property Tax	8.3
State Appropriated	6.7

Quality breakdown

as of 11/30/08 (%)

AAA	30.6
AA	35.2
A	14.9
BBB	9.5
BB	0.4
B	1.1
Non-rated	7.2
Cash & Equivalents	1.1

Maturity breakdown

as of 11/30/08 (%)

0-1 years	0.3
1-3 years	2.4
3-5 years	9.9
5-7 years	6.6
7-10 years	17.4
10-15 years	24.5
15-20 years	15.0
20-25 years	14.4
25 years and over	8.4
Cash & Equivalents	1.1

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Investment Portfolio – Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds – 96.7%
	Par ($)	Value ($)
Education – 3.5%
Education – 3.0%
CA Educational Facilities Authority
Loyola Marymount University, Series 2001, Insured: MBIA: (a) 10/01/17	2,525,000	1,620,848
(a) 10/01/20	2,000,000	1,017,640
CA Municipal Finance Authority
Escondido Charter, Series 2006 A,
5.250% 06/01/36	1,750,000	1,135,540
IN Purdue University
Certificates of Participation, Series 2006,
5.250% 07/01/22	2,000,000	2,040,880
MA College Building Authority
Series 1994 A,
7.500% 05/01/14	3,500,000	3,984,610
MA Health & Educational Facilities Authority
Harvard University, Series 1991 N, 6.250% 04/01/20	2,000,000	2,317,360
Massachusetts Institute of Technology, Series 2002 K, 5.500% 07/01/22	8,000,000	8,653,840
NC University of North Carolina at Chapel Hill
Series 1997,
(a) 08/01/13	2,000,000	1,681,120
NY Dormitory Authority
Educational Housing Services, Series 2005, Insured: AMBAC 5.250% 07/01/30	3,000,000	2,498,070
New York University Hospital Center, Series 2006, 5.000% 07/01/20	2,000,000	1,538,440
New York University: Series 2001 1, Insured: AMBAC 5.500% 07/01/40	4,000,000	3,933,840
Series 2008 A, 5.000% 07/01/29	3,845,000	3,591,653
Upstate Community Colleges, Series 2005 B, Insured: FGIC 5.500% 07/01/23	2,000,000	2,047,340

	Par ($)	Value ($)
PA Higher Educational Facilities Authority
Edinboro University Foundation, Series 2008, 5.750% 07/01/28	3,000,000	2,235,180
UT Weber State University Revenue
Series 2005, Insured: MBIA 4.250% 04/01/29	5,100,000	4,009,518
VA College Building Authority
Washington & Lee University, Series 2001, 5.375% 01/01/21	10,000,000	10,531,800
WV University of West Virginia
Series 1998 A, Insured: MBIA 5.250% 04/01/28	5,000,000	4,805,900
Series 2000 A, Insured: AMBAC: (a) 04/01/16	3,300,000	2,319,240
(a) 04/01/17	2,480,000	1,630,377
(a) 04/01/18	3,800,000	2,318,418
Education Total		63,911,614
Student Loan – 0.5%
MA Educational Financing Authority
Series 2008 H, AMT, Insured: AGO 6.350% 01/01/30	12,500,000	11,847,000
Student Loan Total		11,847,000
Education Total		75,758,614
Health Care – 8.5%
Continuing Care Retirement – 0.8%
MD Baltimore County
Oak Crest Village, Inc., Series 2007 A, 5.000% 01/01/37	5,000,000	3,315,600
MO St. Louis Industrial Development Authority
St. Andrews Resources for Seniors, Series 2007 A, 6.375% 12/01/41	7,000,000	4,987,920
NC Medical Care Commission
First Givens Estates, Inc., Series 2007, 5.000% 07/01/33	5,000,000	3,110,600

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Glenaire, Inc., Series 2006,
5.500% 10/01/31	2,500,000	1,680,825
NY Nassau County Industrial Development Agency
The Amsterdam Harborside, Series 2007 A, 6.500% 01/01/27	3,250,000	2,576,860
PA Lancaster County Hospital Authority
Brethren Village, Series 2008 A, 6.250% 07/01/26	1,750,000	1,353,048
PA Montgomery County Industrial Development Authority
Whitemarsh Continuing Care Retirement Community, Series 2005, 6.125% 02/01/28	2,000,000	1,360,600
Continuing Care Retirement Total		18,385,453
Health Services – 0.5%
MA Development Finance Agency
Boston Biomedical Research Institute, Series 1999, 5.650% 02/01/19	1,310,000	1,052,991
MN Minneapolis & St. Paul Housing & Redevelopment Authority
Group Health Plan, Inc., Series 2003: 5.250% 12/01/16	1,250,000	1,140,363
6.000% 12/01/17	1,650,000	1,561,081
WI Health & Educational Facilities Authority
Marshfield Clinic, Series 1999, Insured: RAD 6.250% 02/15/29	7,200,000	6,040,872
Health Services Total		9,795,307
Hospitals – 5.6%
AL Montgomery Medical Clinic Board
Jackson Hospital & Clinic Series 2006, 4.750% 03/01/36	1,000,000	624,710
AZ Health Facilities Authority
Catholic Healthcare West, Series 1999 A, 6.625% 07/01/20	3,700,000	4,015,388

	Par ($)	Value ($)
AZ University Medical Center Corp.
Series 2004,
5.250% 07/01/13	1,000,000	982,380
CA ABAG Finance Authority for Nonprofit Corps.
San Diego Hospital Association, Series 2003 C, 5.375% 03/01/20	1,320,000	1,106,437
CA Health Facilities Financing Authority
Catholic Health Care West, Series 2004 G, 5.250% 07/01/23	500,000	441,195
CA Kaweah Delta Health Care District
Series 2006,
4.500% 06/01/34	9,500,000	6,226,205
FL Hillsborough County Industrial Development Authority
Tampa General Hospital, Series 2003 A: 5.000% 10/01/18	825,000	719,086
5.250% 10/01/24	4,000,000	3,139,080
FL Orange County Health Facilities Authority
Orlando Regional Healthcare System, Series 1999 E, 6.000% 10/01/26	6,905,000	6,305,025
Series 1996 A, Insured: MBIA 6.250% 10/01/16	825,000	862,150
FL West Orange Health Care District
Series 2001 A,
5.650% 02/01/22	3,650,000	3,205,430
GA Chatham County Hospital Authority
Memorial Health University Medical Center, Series 2004 A, 5.500% 01/01/34	2,500,000	1,554,550
Memorial Medical Center, Series 2001 A, 6.125% 01/01/24	3,000,000	2,229,390
IN Health & Educational Facility Financing Authority
Clarian Health, Series 2006 A, 5.000% 02/15/39	650,000	405,347
LA Public Facilities Authority
Touro Infirmary, Series 1999 A, 5.625% 08/15/29	10,940,000	8,084,004

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Health & Educational Facilities Authority
Care Group Inc., Series 2008, 5.125% 07/01/33	2,000,000	1,379,080
Series 1998 B-2, 5.375% 02/01/28	1,380,000	1,055,341
MD Health & Higher Educational Facilities Authority
University Maryland Medical Systems, Series 2005, Insured: AMBAC 5.250% 07/01/28	3,000,000	2,629,800
MI Dickinson County
Dickinson County Health Care System, Series 1999, 5.700% 11/01/18	1,800,000	1,640,484
MI Hospital Finance Authority Revenue
Henry Ford Health Systems, Series 2006 A, 5.250% 11/15/32	2,000,000	1,453,980
MI University of Michigan
Series 2002 D,
5.250% 12/01/20	6,310,000	6,305,520
MN St. Paul Housing & Redevelopment Authority
HealthEast, Inc., Series 1997 A, 5.500% 11/01/09	250,000	246,128
MO Health & Educational Facilities Authority
Lake Regional Health Systems, Series 2003, 5.600% 02/15/25	625,000	522,387
SSM Health Care Corp., Series 2002 A, 5.250% 06/01/12	2,500,000	2,566,175
MS Medical Center Building Corp.
University of Mississippi Medical Center, Series 1998, Insured: AMBAC 5.500% 12/01/23	10,550,000	10,133,486
NC Medical Care Commission
Wilson Memorial Hospital, Series 1997, Insured: AMBAC (a) 11/01/14	1,380,000	1,054,637

	Par ($)	Value ($)
ND Ward County Health Care Facility
Trinity Health, Series 2006, 5.125% 07/01/29	1,250,000	825,187
NH Health & Education Facilities Authority
The Memorial Hospital at North Conway, Series 2006, 5.250% 06/01/36	500,000	339,040
NJ Health Care Facilities Financing Authority
St. Joseph's Hospital & Medical Center, Series 2008, 6.625% 07/01/38	4,000,000	2,884,720
NM Farmington Hospital Revenue
San Juan Medical Center, Series 2004 A, 5.000% 06/01/23	500,000	403,515
NY Albany Industrial Development Agency
St. Peter's Hospital, Series 2008 A, 5.250% 11/15/27	2,330,000	1,761,690
PA Northampton County General Purpose Authority
St. Luke's Hospital Bethlehem, Series 2008 A, 5.500% 08/15/35	3,000,000	2,105,220
SC Greenville Hospital System Board
GHS Partners in Health, Series 2001, Insured: AMBAC 5.500% 05/01/26	5,000,000	4,690,750
TN Knox County Health, Educational & Housing Facilities Authority
Fort Sanders Alliance, Series 1993, Insured: MBIA 5.250% 01/01/15	5,000,000	4,788,600
TN Sullivan County Health Educational & Housing Facilities Board
Wellmont Health System, Series 2006 C, 5.250% 09/01/36	8,500,000	5,584,075
VA Fairfax County Industrial Development Authority
Inova Health System, Series 1993 A, 5.000% 08/15/23	10,000,000	9,600,600

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
VA Henrico County Industrial Development Authority
Bon Secours Health System, Series 1996, Insured: MBIA 6.000% 08/15/16	5,000,000	5,377,250
WI Health & Educational Facilities Authority
Aurora Health Care, Inc.: Series 1999 A, 5.600% 02/15/29	4,000,000	3,007,120
Series 1999 B:
5.500% 02/15/15	3,500,000	3,192,560
5.625% 02/15/20	5,500,000	4,623,135
Series 2003,
6.400% 04/15/33	4,250,000	3,591,037
Hospitals Total		121,661,894
Intermediate Care Facilities – 0.5%
IL Development Finance Authority
Hoosier Care, Inc., Series 1999 A, 7.125% 06/01/34	2,260,000	1,701,893
IN Health Facilities Financing Authority
Hoosier Care, Inc., Series 1999 A, 7.125% 06/01/34	11,675,000	8,622,221
Intermediate Care Facilities Total		10,324,114
Nursing Homes – 1.1%
CO Health Facilities Authority
American Housing Foundation I, Inc., Series 2003 A, 8.500% 12/01/31	885,000	729,842
IA Finance Authority
Care Initiatives, Series 1998 B, 5.750% 07/01/28	4,500,000	3,242,025
IA Marion Health Care Facilities
AHF/Kentucky-Iowa, Inc., Series 2003, 6.500% 01/01/29 (b)	200,000	203,728
MA Industrial Finance Agency
GF/Massachusetts, Inc., Series 1994, 8.300% 07/01/23	10,150,000	8,099,192

	Par ($)	Value ($)
PA Chester County Industrial Development Authority
Pennsylvania Nursing Home, Series 2002, 8.500% 05/01/32	6,200,000	5,378,624
PA Delaware County Industrial Development Authority
Care Institute-Main Line LLC, Series 2005, 9.000% 08/01/31 (c)	8,300,000	3,637,558
PA Washington County Industrial Development Authority
AHF Project, Series 2003, 7.750% 01/01/29	2,220,000	2,281,338
TN Metropolitan Government Nashville & Davidson County Health & Education Board
AHF Project, Series 2003, 7.750% 01/01/29	510,000	507,583
Nursing Homes Total		24,079,890
Health Care Total		184,246,658
Housing – 2.9%
Assisted Living/Senior – 0.2%
DE Kent County
Heritage at Dover, Series 1999, AMT, 7.625% 01/01/30	1,585,000	1,144,418
MN Roseville
Care Institute, Inc., Series 1993, 7.750% 11/01/23	3,275,000	2,437,877
NY Suffolk County Industrial Development Agency
Gurwin Jewish Phase II, Series 2004, 6.700% 05/01/39	900,000	662,049
Assisted Living/Senior Total		4,244,344
Multi-Family – 2.2%
CO Educational & Cultural Facilities Authority
Campus Village Apartments, LLC, Series 2008 CA: 5.500% 06/01/33	2,000,000	1,732,360
5.500% 06/01/38	6,000,000	5,072,280

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Broward County Housing Finance Authority
Chaves Lake Apartments Ltd., Series 2000 A, AMT, 7.500% 07/01/40	7,925,000	6,922,329
Cross Keys Apartments, Series 1998 A, AMT, 5.750% 10/01/28	985,000	837,112
FL Capital Trust Agency
Series 2008 B,
7.000% 07/15/32	1,970,000	1,609,864
FL Clay County Housing Finance Authority
Breckenridge Commons Ltd., Series 2000 A, AMT, 7.450% 07/01/40	3,935,000	3,305,990
MA Housing Finance Agency
Series 2004 A, AMT, Insured: FSA 5.250% 07/01/25	10,000,000	8,641,300
MD Economic Development Corp.
Collegiate Housing Foundation, Series 1999 A, 6.000% 06/01/30	3,000,000	2,172,660
MO St. Louis Area Housing Finance Corp.
Wellington Arms III, Series 1979, 7.375% 01/01/21	1,461,918	1,405,473
NC Durham Housing Authority
Magnolia Pointe Apartments, Series 2005, AMT, 5.650% 02/01/38	3,483,023	2,696,731
NC Housing Finance Agency
Series 1994 F, Insured: FHA 6.600% 07/01/17	355,000	355,405
NC Medical Care Commission
ARC Project, Series 2004 A, 5.800% 10/01/34	1,400,000	1,048,572
NY New York City Housing Development Corp.
Series 2005 F-1,
4.650% 11/01/25	5,000,000	4,381,150
OK County Finance Authority
Sail Associates LLC, Series 2007, AMT, 5.250% 12/01/41	1,475,000	1,217,465

	Par ($)	Value ($)
Resolution Trust Corp.
Pass-Through Certificates, Series 1993 A, 8.500% 12/01/16 (d)	6,615,223	6,188,871
Multi-Family Total		47,587,562
Single-Family – 0.5%
CA Department of Veterans Affairs
Series 2007, AMT,
4.850% 12/01/22	2,000,000	1,698,220
CA Housing Finance Authority
Series 1984 B,
(a) 08/01/16	190,000	82,369
CO El Paso County School District No. 11
Series 1988 A, AMT, Guarantor: GNMA 8.375% 03/25/19	95,882	97,569
FL Brevard County
Series 1985,
Insured: FGIC (a) 04/01/17	425,000	185,096
FL Lee County Housing Finance Authority
Series 1998 A-2, AMT, Guarantor: GNMA 6.300% 03/01/29	75,000	75,974
LA Jefferson Parish Home Mortgage Authority
Series 1999 B-1, AMT, Guarantor: GNMA 6.750% 06/01/30	255,000	256,833
MD Community Development Administration Department of Housing & Community Development
Series 2006 B, AMT,
4.900% 09/01/37	4,765,000	3,431,134
ME Housing Authority
Series 2006 D, AMT,
4.950% 11/15/31	2,045,000	1,546,674
MO Housing Development Commission
Series 2006, AMT, Guarantor: GNMA 4.750% 09/01/21	970,000	821,978
NC Housing Finance Agency
Series 1998, AMT,
5.250% 03/01/17	205,000	193,692

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
NM Mortgage Finance Authority
Series 1999 D-2, AMT, Guarantor: GNMA 6.750% 09/01/29	720,000	731,045
Series 2000 A-2, AMT, Insured: FHA 7.100% 09/01/30	200,000	203,610
OK Housing Finance Agency
Series 1999 B-1, Guarantor: GNMA 6.800% 09/01/16	40,000	41,338
OR Department of Housing & Community Services
Series 1998 A,
5.150% 07/01/15	35,000	35,312
WA Housing Finance Commission
Series 2006 3-A, AMT, Guarantor: GNMA 5.000% 12/01/37	3,000,000	2,241,600
Single-Family Total		11,642,444
Housing Total		63,474,350
Industrial – 2.6%
Food Products – 0.4%
MI Strategic Fund
Imperial Sugar Co.: Series 1998 A, 6.250% 11/01/15	2,250,000	2,051,618
Series 1998 B,
6.450% 11/01/25	3,500,000	2,711,695
Series 1998 C, AMT,
6.550% 11/01/25	4,250,000	3,181,507
Food Products Total		7,944,820
Forest Products & Paper – 0.5%
FL Escambia County Environmental Improvement Revenue
International Paper Co., Series 2003 A, AMT, 5.750% 11/01/27	2,750,000	1,732,555
GA Rockdale County Development Authority
Visy Paper, Inc., Series 2007 A, AMT, 6.125% 01/01/34	2,000,000	1,339,340
MS Lowndes County
Weyerhaeuser Co., Series 1992 A, 6.800% 04/01/22	2,470,000	1,993,389

	Par ($)	Value ($)
NC Haywood County Industrial Facilities & Pollution Control Financing Authority
Champion International Paper Co., Series 1999, AMT, 6.400% 11/01/24	2,425,000	1,959,206
SC Georgetown County
International Paper Co., Series 2000 A, 5.950% 03/15/14	4,000,000	3,647,720
SC Richland County
International Paper Co., Series 2003, AMT, 6.100% 04/01/23	1,000,000	711,410
Forest Products & Paper Total		11,383,620
Manufacturing – 0.6%
AL McIntosh Industrial Development Board
CIBA Specialty Chemicals, Series 1998, 5.375% 06/01/28	1,000,000	752,480
IL Will-Kankakee Regional Development Authority
Flanders Corp., Series 1997, AMT, 6.500% 12/15/17	1,960,000	1,664,491
KS Wichita Airport Authority
Cessna Citation Service Center, Series 2002 A, AMT, 6.250% 06/15/32	5,000,000	3,866,750
MN Alexandria Industrial Development
Seluemed LLP, Series 1998, AMT, 5.850% 03/01/18	830,000	830,008
MO Development Finance Board
Procter & Gamble Co., Series 1999, AMT, 5.200% 03/15/29	4,385,000	3,825,474
MO St. Louis Industrial Development Authority
Anheuser-Busch Companies, Inc., Series 1991, 6.650% 05/01/16	1,400,000	1,568,182
Manufacturing Total		12,507,385
Metals & Mining – 0.0%
NV Department of Business & Industry
Wheeling-Pittsburgh Steel Corp., Series 1999 A, AMT, 8.000% 09/01/14 (d)	830,000	781,569
Metals & Mining Total		781,569

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Oil & Gas – 1.1%
AZ Salt Verde Financial Corp. Senior Gas Revenue
Senior 2007,
5.000% 12/01/32	5,400,000	3,529,386
GA Main Street Natural Gas, Inc.
Series 2007 A,
5.500% 09/15/26	7,500,000	5,459,025
LA St. John Baptist Parish
Marathon Oil Co., Series 2007 A, 5.125% 06/01/37	12,750,000	8,082,862
NJ Middlesex County Pollution Control Authority
Amerada Hess Corp., Series 2004, 6.050% 09/15/34	1,140,000	888,014
TN Energy Acquisition Corp.
Series 2006,
5.250% 09/01/26	1,250,000	848,913
TX Texas City Industrial Development Corp.
Arco Pipeline Co., Inc., Series 1990, 7.375% 10/01/20	2,000,000	2,290,440
VI Virgin Islands Public Finance Authority
Hovensa LLC, Series 2003, AMT, 6.125% 07/01/22	2,975,000	2,202,512
Oil & Gas Total		23,301,152
Other Industrial Development Bonds – 0.0%
MI Strategic Fund Obligation Ltd.
NSF International, Series 2004, 5.250% 08/01/26	600,000	461,634
Other Industrial Development Bonds Total		461,634
Industrial Total		56,380,180
Other – 17.6%
Other – 0.0%
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B,
5.000% 12/01/15	1,100,000	1,047,838
Other Total		1,047,838

	Par ($)	Value ($)
Pool/Bond Bank – 1.6%
FL Municipal Loan Council
Series 2000 A, Insured: MBIA (a) 04/01/21	1,000,000	483,540
IL Metropolitan Water Reclamation District Greater Chicago
Series 2007 C,
5.250% 12/01/33	13,210,000	12,886,751
MA Water Pollution Abatement Trust
Series 1999 A,
6.000% 08/01/17	10,000,000	11,443,700
Series 2006,
5.250% 08/01/24	4,000,000	4,165,000
OH Water Development Authority
Water Pollution Control, Series 2005 B, 4.750% 06/01/25	5,000,000	4,855,150
Pool/Bond Bank Total		33,834,141
Refunded/Escrowed (e) – 15.0%
AZ Maricopa County Industrial Development Authority
Series 1984, Escrowed to Maturity, (a) 02/01/16	4,500,000	3,361,275
AZ Pima County Industrial Development Authority
Series 1989, AMT, Escrowed to Maturity, 8.200% 09/01/21	12,370,000	15,890,131
CA Foothill Eastern Transportation Corridor Agency
Series 1995 A, Escrowed to Maturity, (a) 01/01/18	10,000,000	6,690,300
CA Morgan Hill Unified School District
Series 2002, Escrowed to Maturity, Insured: FGIC (a) 08/01/22	3,345,000	1,679,993
CA Palmdale Community Redevelopment Agency
Series 1986 A, AMT, Escrowed to Maturity, Insured: FHA 8.000% 03/01/16	3,000,000	3,916,830

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 1986 D, AMT, Escrowed to Maturity, Insured: MBIA 8.000% 04/01/16	7,000,000	9,161,110
CA Perris Community Facilities District
Series 1991 2-90, Escrowed to Maturity, 8.750% 10/01/21	6,165,000	8,640,926
CA Pomona
Series 1990 A, Escrowed to Maturity, Guarantor: GNMA 7.600% 05/01/23	9,065,000	11,264,441
CA Riverside County
Series 1998, AMT, Escrowed to Maturity, Guarantor: GNMA 8.300% 11/01/12	10,000,000	12,065,300
CO Highlands Ranch Metropolitan District No. 2
Series 1996, Escrowed to Maturity, Insured: FSA 6.500% 06/15/12	530,000	603,246
FL Capital Projects Finance Authority
Glenridge on Palmer Ranch, Series 2002 A, Pre-refunded 06/01/12, 8.000% 06/01/32	4,500,000	5,191,380
FL Highlands County Health Facilities Authority
Adventist Health Systems, Series 2003 D, Pre-refunded 11/15/13, 5.375% 11/15/35	3,450,000	3,736,660
FL Jacksonville Transportation Authority
Series 1985, Escrowed to Maturity, 9.200% 01/01/15	2,000,000	2,456,700
FL Melbourne
Series 2000 A, Escrowed to Maturity, Insured: FGIC (a) 10/01/19	600,000	356,796

	Par ($)	Value ($)
FL Mid-Bay Bridge Authority
Series 1991 A, Escrowed to Maturity, 6.875% 10/01/22	2,000,000	2,415,680
FL Orange County Health Facilities Authority
Orlando Regional Health Care System, Series 1996 A, Escrowed to Maturity, Insured: MBIA 6.250% 10/01/16	2,120,000	2,472,238
Series 1996 A, Escrowed to Maturity, Insured: MBIA 6.250% 10/01/16	55,000	63,592
FL Orlando Utilities Commission Water & Electric
Series 1989 D, Escrowed to Maturity, 6.750% 10/01/17	3,750,000	4,338,262
FL Seminole County
Series 1992, Escrowed to Maturity, Insured: MBIA 6.000% 10/01/19	1,030,000	1,170,235
GA Fulton County Water & Sewer
Series 1992, Escrowed to Maturity, Insured: FGIC 6.375% 01/01/14	19,080,000	20,750,836
GA Municipal Electric Authority
Series 1991: Escrowed to Maturity, Insured: MBIA 6.600% 01/01/18	3,600,000	4,229,496
Pre-refunded to various dates, Insured: MBIA 6.600% 01/01/18	420,000	486,738
Series 1998 Y: Escrowed to Maturity, Insured: AMBAC 6.400% 01/01/13	55,000	60,411
Pre-refunded 01/01/11, Insured: AMBAC 6.400% 01/01/13	10,000	10,882
ID Health Facilities Authority
IHC Hospitals, Inc., Series 1992, Escrowed to Maturity, 6.650% 02/15/21	6,000,000	7,124,220

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
IL Educational Facilities Authority
Educational Advancement Fund, Inc., Series 2002, Pre-refunded 05/01/12, 6.625% 05/01/17	4,500,000	5,137,965
IL Glendale Heights
Series 1985 B, Escrowed to Maturity, 7.100% 12/01/15	1,265,000	1,445,136
MA College Building Authority
Series 1999 A, Escrowed to Maturity, Insured: MBIA: (a) 05/01/19	7,710,000	4,705,567
(a) 05/01/20	7,750,000	4,439,277
MA Turnpike Authority
Series 1993 A, Escrowed to Maturity, Insured: FGIC 5.125% 01/01/23	3,600,000	3,698,604
MA Water Resources Authority
Series 1992 A, Escrowed to Maturity, Insured: FGIC 6.500% 07/15/19	5,000,000	5,834,250
MI State
525 Redevco, Inc., Series 2000, Escrowed to Maturity, Insured: AMBAC (a) 06/01/21	6,000,000	3,200,460
MN Dakota & Washington Counties Housing & Redevelopment Authority
Series 1988, AMT, Escrowed to Maturity, Guarantor: GNMA 8.150% 09/01/16	235,000	301,324
MN University of Minnesota
Series 1996 A, Escrowed to Maturity, 5.500% 07/01/21	1,000,000	1,079,830
MN Western Minnesota Municipal Power Agency
Series 1983 A, Escrowed to Maturity, Insured: MBIA 9.750% 01/01/16	1,000,000	1,351,750

	Par ($)	Value ($)
NC Eastern Municipal Power Agency
Series 1987 A, Pre-refunded 01/01/22, 4.500% 01/01/24	1,750,000	1,710,170
Series 1991 A, Escrowed to Maturity, 5.000% 01/01/21	8,735,000	8,974,339
NE Omaha Public Power District
Series 1992 B, Escrowed to Maturity, 6.200% 02/01/17	1,600,000	1,813,904
NJ Transportation Trust Fund Authority
Series 1995 B, Escrowed to Maturity, Insured: MBIA 7.000% 06/15/12	10,135,000	11,733,188
Series 2003 C, Pre-refunded 06/15/13, 5.500% 06/15/23	1,000,000	1,126,570
NJ Turnpike Authority
Series 1991 C, Escrowed to Maturity, Insured: MBIA 6.500% 01/01/16	11,000,000	12,519,320
Series 2005 C, Escrowed to Maturity, Insured: MBIA 6.500% 01/01/16	965,000	1,159,476
NV Henderson
Catholic Healthcare West, Series 1999 A, Pre-refunded 07/01/10, 6.750% 07/01/20	520,000	564,819
NY Long Island Power Authority
Series 1998 A, Escrowed to Maturity, Insured: FSA 5.250% 12/01/14	2,000,000	2,266,060
NY New York City Municipal Water Finance Authority
Series 1999 A, Pre-refunded 06/15/09, 9.900% 06/15/32 (d)(f)	10,000,000	10,340,900
NY Triborough Bridge & Tunnel Authority
Series 1992 Y, Escrowed to Maturity, 6.125% 01/01/21	14,000,000	16,012,640

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 1992, Escrowed to Maturity, Insured: CAP 6.125% 01/01/21	7,000,000	8,006,320
OH Hilliard School District
Series 1995 A, Escrowed to Maturity, Insured: FGIC (a) 12/01/12	2,505,000	2,209,160
PA Cambria County Industrial Development Authority
Beverly Enterprises, Series 1987, Escrowed to Maturity, 10.000% 06/18/12	700,000	801,626
PA Convention Center Authority
Series 1989 A, Escrowed to Maturity, Insured: FGIC 6.000% 09/01/19	14,010,000	15,990,734
PA Pottstown Boro Authority
Sewer Revenue, Series 1991, Escrowed to Maturity, Insured: FGIC (a) 11/01/16	1,000,000	722,990
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 1998 A, Economically Defeased to Maturity, Insured: AMBAC 5.125% 06/01/24	3,000,000	3,015,930
Series 2002 E, Escrowed to Maturity, 6.000% 08/01/26	2,700,000	2,949,749
PR Commonwealth of Puerto Rico
Series 2006 A, Pre-refunded 07/01/16, 5.250% 07/01/30	1,235,000	1,403,516
SC Piedmont Municipal Power Agency
Series 1993, Escrowed to Maturity: Insured: AMBAC (a) 01/01/13	9,800,000	8,195,838
Insured: MBIA 5.375% 01/01/25	3,960,000	4,131,824

	Par ($)	Value ($)
Series 1998, Escrowed to Maturity: Insured: AMBAC (a) 01/01/13	5,570,000	4,134,500
Insured: MBIA 5.375% 01/01/25	435,000	451,961
TN Maury County Industrial Development Board
Occidental Petroleum Corp., Series 2001 A, AMT, Pre-refunded 08/01/11 6.250% 08/01/18	4,000,000	4,347,680
TX Houston Water & Sewer System
Series 2002 A, Pre-refunded 12/01/12 5.000% 12/01/30	3,000,000	3,255,240
Series 1998 A, Escrowed to Maturity, Insured: FSA: (a) 12/01/19	26,955,000	15,779,187
(a) 12/01/23	2,515,000	1,147,041
TX Municipal Power Agency
Series 1993, Escrowed to Maturity, Insured: MBIA (a) 09/01/15	185,000	142,685
TX Research Laboratory Commission Finance Authority
Superconducting Super Collider, Series 1991, Escrowed to Maturity, 6.950% 12/01/12	7,600,000	8,295,704
UT Provo
Series 1980, Escrowed to Maturity, 10.125% 04/01/15	1,255,000	1,540,952
UT Utah County Hospital Revenue
IHC Health Services, Inc., Series 1997, Escrowed to Maturity, Insured: MBIA 5.250% 08/15/26	2,500,000	2,506,350
VA Tobacco Settlement Financing Corp.
Series 2005, Pre-refunded to various dates, beginning 06/01/12 5.500% 06/01/26	5,000,000	5,379,650
Refunded/Escrowed Total		321,961,864

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Tobacco – 1.0%
CA Golden State Tobacco Securitization Corp.
Series 2007 A-1, 5.000% 06/01/33	2,500,000	1,509,025
MI Tobacco Settlement Finance Authority
Series 2007 A, 6.000% 06/01/34	2,500,000	1,656,700
NJ Tobacco Settlement Financing Corp.
Series 2007 1-A: 4.500% 06/01/23	1,720,000	1,220,271
4.625% 06/01/26	11,900,000	7,899,577
5.000% 06/01/29	7,500,000	4,546,200
OH Buckeye Tobacco Settlement Financing Authority
Series 2007 A-2,
5.750% 06/01/34	5,000,000	3,178,150
WI Badger Tobacco Asset Securitization Corp.
Series 2002,
5.750% 06/01/12	2,450,000	2,410,702
Tobacco Total		22,420,625
Other Total		379,264,468
Other Industrial Development Bonds – 0.3%
Other Industrial Development Bonds – 0.3%
NJ Economic Development Authority
GMT Realty LLC, Series 2006 B, AMT, 6.875% 01/01/37	7,000,000	5,556,600
Other Industrial Development Bonds Total		5,556,600
Other Industrial Development Bonds Total		5,556,600
Other Revenue – 1.6%
Hotels – 0.3%
MA Boston Industrial Development Financing Authority
Crosstown Center Hotel LLC, Series 2002, AMT, 6.500% 09/01/35	2,890,000	1,766,397
NJ Middlesex County Improvement Authority
Heldrich Associates LLC: Series 2005 B, 6.250% 01/01/37	4,000,000	2,476,800
Series 2005 C,
8.750% 01/01/37	1,500,000	1,158,585
Hotels Total		5,401,782

	Par ($)	Value ($)
Recreation – 1.3%
CA Agua Caliente Band Cahuilla Indians
Series 2003,
6.000% 07/01/18 (d)	1,750,000	1,546,545
CA Cabazon Band Mission Indians
Series 2004:
8.375% 10/01/15 (d)	1,740,000	1,629,197
8.750% 10/01/19 (d)	7,680,000	7,118,054
CO Metropolitan Football Stadium District
Series 1999 A, Insured: MBIA (a) 01/01/11	3,650,000	3,393,077
CT Mashantucket Western Pequot Tribe
Series 2007 A,
5.750% 09/01/34 (d)	4,000,000	2,597,520
FL Seminole Indian Tribe
Series 2007 A,
5.250% 10/01/27 (d)	6,750,000	4,974,480
NY Seneca Nation Indians Capital Improvements Authority
Series 2007 A,
5.000% 12/01/23 (d)	1,000,000	690,730
OK Chickasaw Nation
Series 2007,
6.000% 12/01/25 (d)	5,000,000	3,942,800
OR Cow Creek Band Umpqua Tribe of Indians
Series 2006 C,
5.625% 10/01/26 (d)	3,500,000	2,521,085
Recreation Total		28,413,488
Other Revenue Total		33,815,270
Resource Recovery – 0.3%
Disposal – 0.1%
NV Department of Business & Industry
Republic Services, Inc., Series 2003, AMT, 5.625% 12/01/26	2,000,000	1,529,960
Disposal Total		1,529,960
Resource Recovery – 0.2%
FL Palm Beach County Solid Waste Authority
Series 1998 A, Insured: AMBAC (a) 10/01/12	1,855,000	1,610,084

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Industrial Finance Agency
Ogden Haverhill Associates, Series 1998 A, AMT, 5.400% 12/01/11	3,300,000	3,112,164
Resource Recovery Total		4,722,248
Resource Recovery Total		6,252,208
Tax-Backed – 37.0%
Local Appropriated – 2.5%
CA Los Angeles County Schools
Series 1999 A, Insured: AMBAC (a) 08/01/22	2,180,000	957,238
IL Chicago Board of Education
Series 1992 A, Insured: MBIA: 6.000% 01/01/16	5,000,000	5,527,450
6.000% 01/01/20	8,000,000	8,518,240
6.250% 01/01/15	12,900,000	13,882,980
IN Crown Point School Building Corp.
Series 2000, Insured: MBIA (a) 01/15/19	8,165,000	4,678,627
IN Noblesville Redevelopment Authority
Series 2006 A,
5.250% 08/01/25	2,000,000	1,935,120
MN Hibbing Economic Development Authority
Series 1997,
6.400% 02/01/12	500,000	484,435
MO St. Louis Industrial Development Authority
St. Louis Convention Center, Series 2000, Insured: AMBAC (a) 07/15/18	2,000,000	1,153,940
SC Scago Educational Facilities Corp. for Spartanburg School District No. 5
Series 2005, Insured: FSA 4.600% 04/01/22	8,885,000	8,322,402
TX Houston Independent School District
Series 1998 A, Insured: AMBAC: (a) 09/15/14	3,885,000	3,037,215
(a) 09/15/18	3,885,000	2,361,575
(a) 09/15/20	3,885,000	2,037,799

	Par ($)	Value ($)
Series 1998 B, Insured: AMBAC (a) 09/15/15	2,000,000	1,481,500
Local Appropriated Total		54,378,521
Local General Obligations – 10.1%
AK North Slope Borough
Series 2000 B, Insured: MBIA (a) 06/30/11	15,000,000	13,718,700
Series 2001 A, Insured: MBIA (a) 06/30/12	23,000,000	20,030,700
AZ Tucson
Series 1994 G, Insured: FGIC 7.625% 07/01/14	3,140,000	3,719,801
CA Alvord Unified School District
Series 2002 A, Insured: MBIA 5.900% 02/01/19	1,975,000	2,086,192
CA Benicia Unified School District
Series 1997 A, Insured: FGIC (a) 08/01/21	5,955,000	2,725,603
CA Clovis Unified School District
Series 2004 A, Insured: FGIC (a) 08/01/20	7,000,000	3,644,620
CA Corona-Norco Unified School District
Series 2001 C, Insured: FGIC (a) 09/01/18	1,390,000	823,047
CA Fresno Unified School District
Series 2002 A, Insured: MBIA 6.000% 02/01/19	1,000,000	1,050,410
CA Golden West School Authority
Series 1999 A, Insured: MBIA: (a) 08/01/14	3,980,000	3,080,600
(a) 08/01/15	1,500,000	1,097,775
CA Modesto High School District
Series 2002 A, Insured: FGIC (a) 08/01/17	2,500,000	1,606,675

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Norwalk LA Mirada Unified School District
Series 2005 B,
(a) 08/01/23	9,790,000	3,906,210
CA San Juan Unified School District
Series 2001, Insured: FSA: (a) 08/01/17	1,525,000	997,640
(a) 08/01/18	1,785,000	1,083,513
CA San Ysidro School District
Series 2005 D, Insured: FGIC (a) 08/01/23	2,330,000	915,247
CA Vallejo City Unified School District
Series 2002 A, Insured: MBIA 5.900% 02/01/20	1,000,000	1,004,040
CA West Contra Costa Unified School District
Series 2001 B, Insured: MBIA 6.000% 08/01/24	2,320,000	2,253,091
CA Yuba City Unified School District
Series 2000, Insured: FGIC (a) 09/01/18	1,160,000	673,299
CO El Paso County School District No. 11
Series 1996,
7.100% 12/01/16	2,105,000	2,544,861
IL Champaign County
Series 1999, Insured: FGIC: 8.250% 01/01/20	1,015,000	1,286,695
8.250% 01/01/23	1,420,000	1,825,467
IL Chicago Board of Education
Series 1998 B-1, Insured: FGIC: (a) 12/01/21	8,000,000	3,657,520
(a) 12/01/22	25,200,000	10,713,528
Series 2005 A, Insured: AMBAC 5.500% 12/01/22	4,750,000	4,963,750
IL Chicago
Series 1998, Insured: FGIC 5.250% 01/01/28	605,000	586,535

	Par ($)	Value ($)
Series 1999, Insured: FGIC: (a) 01/01/14	2,000,000	1,618,520
5.500% 01/01/23	9,750,000	9,951,045
IL Coles & Cumberland Counties Unified School District
Series 2000, Insured: FSA (a) 12/01/12	3,030,000	2,587,256
IL Cook County High School District No. 209-Provisional Township
Series 2004, Insured: FSA 5.000% 12/01/15	1,750,000	1,832,932
IL Cook County School District No. 102
Series 2001, Insured: FGIC (a) 12/01/20	3,065,000	1,523,642
IL De Kalb County Community Unified School District No. 424
Series 2001, Insured: AMBAC: (a) 01/01/20	2,575,000	1,325,146
(a) 01/01/21	2,675,000	1,269,501
IL Du Page County Community High School District No. 99
Series 1998, Insured: FSA (a) 12/01/11	1,280,000	1,145,318
IL Du Page County
Series 1993, 5.600% 01/01/21	2,565,000	2,762,223
IL Kane & De Kalb Counties Community Unit School District No. 302
Series 2004, Insured: FGIC (a) 02/01/21	3,165,000	1,524,296
IL Lake County School District No. 56
Series 1997, Insured: FGIC 9.000% 01/01/17	10,440,000	13,326,660
IL Will County Forest Preservation District
Series 1999 B, Insured: FGIC (a) 12/01/16	1,000,000	683,260

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
IL Will County School District No. 114
Series 2005 C, Insured: FGIC (a) 12/01/23	2,130,000	787,589
IL Will County United School District No. 365-UVY
Series 1999 B, Insured: FSA (a) 11/01/18	3,370,000	2,074,875
KS Wyandotte County
Series 1998, Insured: MBIA 4.500% 09/01/28	2,900,000	2,351,088
LA New Orleans
Series 1991, Insured: AMBAC (a) 09/01/12	6,250,000	5,282,750
MI Detroit City School District
Series 2005 A,
5.000% 05/01/17	2,500,000	2,580,250
Series 2005 A, Insured: FSA 5.250% 05/01/30	10,000,000	9,860,400
MI Holland School District
Series 1992, Insured: AMBAC (a) 05/01/17	1,190,000	772,167
MI Paw Paw Public School District
Series 1998, Insured: FGIC 5.000% 05/01/25	1,020,000	986,677
MI Redford Unified School District
Series 1997, Insured: AMBAC 5.000% 05/01/22	650,000	654,596
MI St. John's Public School
Series 1998, Insured: FGIC 5.100% 05/01/25	1,790,000	1,750,978
MO Independence School District
Series 1991,
6.250% 03/01/11	545,000	565,699
NE Omaha Convention Center/Arena
Series 2004,
5.250% 04/01/23	2,000,000	2,106,860

	Par ($)	Value ($)
NJ Washington Township Board of Education Mercer County
Series 2005, Insured: FSA 5.250% 01/01/27	1,410,000	1,431,390
NY State
Series 2007 M,
5.000% 04/01/22	2,000,000	1,914,400
OH Adams County Ohio Valley Local School District
Series 1995, Insured: MBIA 7.000% 12/01/15	3,000,000	3,404,700
OH Cincinnati City School District,
Series 2006,
5.250% 12/01/30	1,000,000	975,790
OH Cuyahoga County
Series 1993 A, Insured: MBIA (a) 10/01/12	1,000,000	871,910
OH Kings Local School District
Series 1995, Insured: FGIC 7.500% 12/01/16	2,110,000	2,455,766
OH Pickerington Local School District
Series 2001, Insured: FGIC: (a) 12/01/14	2,000,000	1,541,140
(a) 12/01/15	1,500,000	1,094,130
(a) 12/01/16	1,340,000	918,436
OH River Valley Local School District
School Facilities Construction & Improvement, Series 2001, Insured: FSA 5.250% 11/01/23	500,000	517,390
OR Linn County Community School District No. 9
Series 2005, Insured: FGIC 5.500% 06/15/30	1,435,000	1,447,628
PA Cornwall-Lebanon School District
Series 2001, Insured: FSA (a) 03/15/18	3,020,000	1,866,028

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
PA Westmoreland County Municipal Authority
Series 2000 A, Insured: MBIA (a) 06/01/13	3,000,000	2,472,030
TX Dallas County Flood Control District
Series 2002,
7.250% 04/01/32	7,500,000	6,657,300
TX Galveston County
Series 2001, Insured: FGIC (a) 02/01/20	1,510,000	802,792
TX Harris County
Series 2002, Insured: MBIA (a) 08/15/19	8,000,000	4,648,000
TX Hurst Euless Bedford Independent School District
Series 1998, Guarantor: PSFG 4.500% 08/15/25	16,000,000	14,641,120
TX North East Independent School District
Series 1999, Guarantor: PSFG 4.500% 10/01/28	930,000	827,747
WA Clark County School District No. 37
Series 2001 C, Insured: FGIC: (a) 12/01/16	3,000,000	2,016,420
(a) 12/01/20	6,150,000	3,060,793
WA King & Snohomish Counties School District No. 417
Series 1998 B, Insured: FGIC: (a) 06/15/14	1,800,000	1,414,206
(a) 06/15/16	3,315,000	2,322,423
Local General Obligations Total		216,620,786
Special Non-Property Tax – 8.3%
AL Jefferson County
Series 2004 A,
5.250% 01/01/19	2,790,000	1,534,109
FL Tampa Sports Authority
Series 1995, Insured: MBIA 5.750% 10/01/25	2,500,000	2,418,675

	Par ($)	Value ($)
FL Tampa
Series 1996, Insured: AMBAC (a) 04/01/21	900,000	439,911
GA Metropolitan Atlanta Rapid Transit Authority
Series 1992 P, Insured: AMBAC 6.250% 07/01/20	6,000,000	6,678,660
IL Metropolitan Pier & Exposition Authority
Series 1993 A, Insured: FGIC: (a) 06/15/13	11,640,000	9,667,602
(a) 06/15/16	3,750,000	2,646,600
Series 1996 A, Insured: MBIA: (a) 06/15/12	2,345,000	2,044,113
(a) 12/15/12	8,850,000	7,540,731
Series 2002 B, Insured: MBIA 5.000% 06/15/21	3,000,000	2,975,100
IL Sales Tax Revenue
Series 2002, Insured: FGIC 6.000% 06/15/23	4,000,000	4,347,120
KY Economic Development Finance Authority
Series 2008 A1,
6.000% 12/01/38	2,850,000	2,680,738
MA Bay Transportation Authority
Series 2005 A,
5.000% 07/01/25	3,000,000	2,986,470
Series 2005 B, Insured: MBIA: 5.500% 07/01/26	1,500,000	1,561,950
5.500% 07/01/29	2,000,000	2,052,200
Series 2006 A,
5.250% 07/01/29	3,185,000	3,180,859
NJ Economic Development Authority
Cigarette Tax, Series 2004, 5.500% 06/15/31	775,000	531,689
NV Sparks Tourism Improvement District No. 1
Series 2008 A,
6.750% 06/15/28 (d)	2,000,000	1,581,820

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Dormitory Authority
Series 2005 B, Insured: AMBAC: 5.500% 03/15/24	10,170,000	10,586,665
5.500% 03/15/27	11,240,000	11,526,845
5.500% 03/15/29	2,030,000	2,067,250
5.500% 03/15/30	6,040,000	6,130,721
Series 2008-B,
5.250% 03/15/38	5,000,000	4,721,600
NY Local Government Assistance Corp.
Series 1993 E:
Insured: AMBAC 5.250% 04/01/16	10,000,000	10,485,700
Insured: MBIA
5.000% 04/01/21	3,655,000	3,661,433
NY New York City Transitional Finance Authority
Series 2002 A,
5.500% 11/01/26 (b)	5,000,000	5,269,900
NY Sales Tax Asset Receivables Corp.
Series 2004 A, Insured: AMBAC 5.000% 10/15/32	3,950,000	3,723,981
OH Hamilton County Sales Tax Revenue
Series 2000 B, Insured: AMBAC (a) 12/01/20	2,000,000	1,001,200
PR Commonwealth of Puerto Rico Convention Center Authority
Series 2006, Insured: AMBAC 5.000% 07/01/20	3,000,000	2,628,450
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 1996 Y, Insured: MBIA 6.250% 07/01/12	3,000,000	3,101,310
Series 1996 Z, Insured: FSA 6.000% 07/01/18	10,000,000	10,675,500
Series 2002 E, Insured: FSA 5.500% 07/01/14	10,000,000	10,636,400
Series 2005 L, Insured: MBIA 5.250% 07/01/35	5,000,000	3,780,650

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 A, Insured: FGIC 5.500% 07/01/24	4,000,000	3,515,080
Series 2005 C, Insured: AMBAC: 5.500% 07/01/25	1,955,000	1,699,091
5.500% 07/01/26	2,000,000	1,720,740
5.500% 07/01/27	1,000,000	854,520
TX Harris County Houston Sports Authority
Series 2001 A, Insured: MBIA: (a) 11/15/14	3,905,000	2,795,785
(a) 11/15/15	3,975,000	2,660,587
(a) 11/15/16	4,040,000	2,507,628
TX Houston Hotel Occupancy
Series 2001 B, Insured: AMBAC (a) 09/01/17	2,000,000	1,276,840
UT Transit Authority Sales Tax Revenue
Series 2006 C, Insured: FSA 5.250% 06/15/29	10,000,000	9,814,900
VA Peninsula Town Center Community Development Authority
Series 2007,
6.250% 09/01/24	2,375,000	1,885,916
WA Central Puget Sound Regional Transportation Authority
Series 1998, Insured: FGIC 5.250% 02/01/21	4,500,000	4,641,570
Special Non-Property Tax Total		178,238,609
Special Property Tax – 1.1%
CA Huntington Beach Community Facilities District
Grand Coast Resort, Series 2001-1, 6.450% 09/01/31	1,850,000	1,548,950
FL Double Branch Community Development District
Series 2002 A,
6.700% 05/01/34	1,335,000	1,110,960
FL Orlando
Conroy Road Interchange, Series 1998 A,
5.800% 05/01/26	300,000	233,838

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Tolomato Community Development District
Series 2007,
6.550% 05/01/27	3,500,000	2,906,785
FL Village Center Community Development District
Series 1998 A, Insured: MBIA 5.500% 11/01/12	750,000	776,985
FL Waterset North Community Development District
Series 2007 A,
6.600% 05/01/39	3,000,000	2,264,460
FL Westchester Community Development District No. 1
Series 2003,
6.000% 05/01/23	2,300,000	1,762,467
IL Sports Facilities Authority
Series 2001, Insured: AMBAC (a) 06/15/18	4,000,000	2,410,440
IN Portage
Series 2006,
5.000% 01/15/27	410,000	302,412
NY Industrial Development Agency
Yankee Stadium Series 2006, 5.000% 03/01/46	2,000,000	1,446,040
OH Hickory Chase Community Authority
Series 2008,
6.750% 12/01/27	6,165,000	5,018,248
OH Toledo-Lucas County Port Authority
Series 2007,
5.400% 11/01/36	4,000,000	2,978,760
Special Property Tax Total		22,760,345
State Appropriated – 6.7%
IN Office Building Commission
Series 1995 B, Insured: AMBAC 6.250% 07/01/16	8,000,000	8,782,080
NJ Economic Development Authority
Series 2005 K, Insured: FGIC 5.250% 12/15/21	2,000,000	2,019,160
Series 2005 N-1: Insured: FGIC 5.500% 09/01/27	5,000,000	5,022,850
Insured: FSA
5.500% 09/01/25	23,990,000	24,678,033

	Par ($)	Value ($)
NJ Transportation Trust Fund Authority
Series 1995 B, Insured: MBIA 7.000% 06/15/12	16,865,000	18,990,327
Series 1999 A:
5.750% 06/15/18	5,000,000	5,480,200
5.750% 06/15/20	4,150,000	4,396,884
Series 2001 C, Insured: FSA 5.500% 12/15/15	1,685,000	1,857,763
Series 2006 A,
5.500% 12/15/23	3,000,000	2,948,730
NY Dormitory Authority
Series 1990 A,
7.500% 05/15/13	8,000,000	9,344,480
Series 1993 A: Insured: CGIC 6.000% 07/01/20	6,140,000	6,486,357
Insured: FGIC 5.875% 05/15/17	28,240,000	30,754,772
Insured: FSA 5.500% 05/15/19	2,350,000	2,542,724
Series 1993,
6.000% 07/01/20	13,350,000	14,103,073
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A,
5.750% 08/01/27	1,000,000	995,070
UT Building Ownership Authority
Series 1998 C, Insured: FSA 5.500% 05/15/19	3,450,000	3,698,193
WV Building Commission
Series 1998 A, Insured: AMBAC 5.375% 07/01/21	3,215,000	3,117,618
State Appropriated Total		145,218,314
State General Obligations – 8.3%
CA State
Series 2002, Insured: AMBAC: 6.000% 04/01/16	3,000,000	3,283,410
6.000% 04/01/17	2,500,000	2,716,575
6.000% 04/01/18	3,000,000	3,240,810
Series 2003,
5.250% 02/01/23	5,000,000	4,969,500

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2007:
4.500% 08/01/30	45,000,000	35,016,300
5.000% 12/01/37	8,500,000	7,134,645
Series 2008,
5.250% 03/01/38	11,500,000	10,101,945
FL Board of Education
Series 1985,
9.125% 06/01/14	1,735,000	1,978,351
IL State
Series 2001, Insured: FGIC 6.000% 11/01/26	3,000,000	3,221,160
Series 2004 A,
5.000% 03/01/34	3,000,000	2,742,870
MA Bay Transportation Authority
Series 1992 B, Insured: MBIA 6.200% 03/01/16	3,825,000	4,268,356
Series 1994 A:
7.000% 03/01/14	3,150,000	3,574,022
Insured: FSA 7.000% 03/01/19	2,500,000	2,934,550
MA State
Series 2006 B, Insured: FSA 5.250% 09/01/25	5,000,000	5,146,050
NV State
Series 1992 A,
6.800% 07/01/12	60,000	60,236
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2002 F,
5.250% 07/01/20	2,000,000	1,792,480
Series 2007,
6.250% 07/01/31	32,000,000	29,293,440
PR Commonwealth of Puerto Rico
Aqueduct & Sewer Authority, Series 2001, Insured: FSA 5.500% 07/01/17	10,000,000	10,416,200
Series 1996 B, Insured: AMBAC 6.500% 07/01/15	2,650,000	2,739,252
Series 2004 A,
5.250% 07/01/21	3,000,000	2,653,560
Series 2006 A,
5.250% 07/01/30	765,000	600,647

	Par ($)	Value ($)
TX Public Finance Authority
Series 1997,
(a) 10/01/13	4,000,000	3,330,400
WA State
Series 1990 A,
6.750% 02/01/15	12,700,000	14,186,916
Series 2000 S-5, Insured: FGIC (a) 01/01/19	5,000,000	2,998,950
Series 2007 D,
4.500% 01/01/30	24,470,000	20,505,860
State General Obligations Total		178,906,485
Tax-Backed Total		796,123,060
Transportation – 8.2%
Air Transportation – 0.5%
CO Denver City & County Special Facility Authority
United Airlines, Inc., Series 2007, AMT, 5.250% 10/01/32	5,000,000	2,554,550
IN Indianapolis Airport Authority
FedEx Corp., Series 2004, AMT, 5.100% 01/15/17	4,000,000	3,179,400
NJ Economic Development Authority
Continental Airlines, Inc., Series 1999, AMT: 6.250% 09/15/19	1,300,000	778,492
6.250% 09/15/29	2,000,000	1,020,060
6.400% 09/15/23	4,000,000	2,075,640
NY Industrial Development Agency
American Airlines, Inc., Series 2005, 7.625% 08/01/25	1,000,000	723,150
Air Transportation Total		10,331,292
Airports – 0.8%
FL Miami-Dade County
Series 2002, AMT, Insured: FGIC 5.750% 10/01/20	2,095,000	1,901,191
MA Port Authority
Series 1999 D, AMT, Insured: FGIC 6.000% 07/01/29	5,000,000	4,565,000

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
MO St. Louis Airport Revenue
Series 2005, Insured: MBIA 5.500% 07/01/27	4,000,000	3,615,640
TX Dallas-Fort Worth International Airport Facilities Improvement Corp.
Series 2003 A, AMT, Insured: AMBAC 5.500% 11/01/15	3,210,000	3,130,585
WA Seattle Port
Series 1999 B, AMT, Insured: FGIC 5.500% 09/01/13	3,885,000	3,860,602
Airports Total		17,073,018
Toll Facilities – 5.2%
CA San Joaquin Hills Transportation Corridor Agency
Series 1997 A, Insured: MBIA: (a) 01/15/12	2,500,000	2,225,275
(a) 01/15/14	14,450,000	11,530,522
CO E-470 Public Highway Authority
Series 1997 B, Insured: MBIA: (a) 09/01/11	17,685,000	15,756,628
(a) 09/01/22	6,515,000	2,458,631
Series 2000, Insured: MBIA (a) 09/01/18	18,600,000	10,208,982
MA Turnpike Authority
Series 1997 A, Insured: MBIA (a) 01/01/24	7,000,000	2,806,020
Series 1997 C, Insured: MBIA: (a) 01/01/18	4,700,000	2,915,974
(a) 01/01/20	17,000,000	9,065,080
NJ Turnpike Authority
Series 1991 C: Insured: FSA 6.500% 01/01/16	1,415,000	1,640,961
Insured: MBIA 6.500% 01/01/16	2,840,000	3,278,297
Series 2004 C-2, Insured: AMBAC 5.500% 01/01/25	2,500,000	2,559,000

	Par ($)	Value ($)
Series 2005, Insured: FSA 5.250% 01/01/30	2,000,000	1,955,020
NY Triborough Bridge & Tunnel Authority
Series 2002, Insured: MBIA 5.500% 11/15/20	6,800,000	7,169,716
OH Turnpike Commission
Series 1998 A, Insured: FGIC 5.500% 02/15/24	7,000,000	7,293,230
TX North Texas Tollway Authority
Series 2008 F,
5.750% 01/01/38	11,355,000	9,418,859
TX Turnpike Authority
Series 2002 A, Insured: AMBAC: (a) 08/15/16	7,000,000	4,417,980
(a) 08/15/18	10,000,000	5,346,900
(a) 08/15/19	10,330,000	5,039,284
VA Richmond Metropolitan Authority
Series 1998, Insured: FGIC 5.250% 07/15/22	7,800,000	7,718,646
Toll Facilities Total		112,805,005
Transportation – 1.7%
IL Regional Transportation Authority
Series 1994 C, Insured: FGIC 7.750% 06/01/20	5,000,000	5,998,200
IN Finance Authority Highway Revenue
Series 2007 A, Insured: FGIC 4.500% 06/01/29	10,000,000	8,071,700
NV Department of Business & Industry
Las Vegas Monorail Co., Series 2000:
7.375% 01/01/30	1,650,000	396,000
7.375% 01/01/40	3,750,000	900,000
NY Metropolitan Transportation Authority
Series 2007 B,
5.000% 11/15/23	1,000,000	925,390
Series 2007 A, Insured: FSA 5.000% 11/15/33	12,000,000	10,250,400

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2007 B,
5.000% 11/15/24	6,820,000	6,236,822
OH Toledo-Lucas County Port Authority
Series 1992,
6.450% 12/15/21	3,950,000	3,457,751
Transportation Total		36,236,263
Transportation Total		176,445,578
Utilities – 14.2%
Independent Power Producers – 0.5%
NY Port Authority of New York & New Jersey
KIAC Partners, Series 1996 IV, AMT, 6.750% 10/01/19	7,000,000	5,938,030
NY Suffolk County Industrial Development Agency
Nissequogue Cogeneration Partners Facilities, Series 1998, AMT, 5.500% 01/01/23	7,800,000	5,978,778
Independent Power Producers Total		11,916,808
Investor Owned – 2.5%
AZ Pima County Industrial Development Authority
Tucson Electric Power Co., Series 1997 A, AMT, 6.100% 09/01/25	2,000,000	1,479,300
CA Statewide Communities Development Authority
Southern California Edison Co., Series 2006 A, 4.100% 04/01/28	2,500,000	2,358,450
IN Development Finance Authority
Series 1999, AMT,
5.950% 08/01/30	5,000,000	4,079,450
IN Jasper County Pollution Control Revenue
Northern Indiana Public Service Co.: Series 1994 C, Insured: MBIA 5.850% 04/01/19	3,000,000	2,767,440
Series 2003, Insured: AMBAC 5.700% 07/01/17	2,000,000	1,888,880
IN Petersburg
Series 1995 C, AMT,
5.950% 12/01/29	5,000,000	3,918,900

	Par ($)	Value ($)
MA Development Finance Agency
Dominion Energy Brayton, Series 2006, AMT, 5.000% 02/01/36	3,000,000	2,022,720
MI Strategic Fund
Detroit Edison Co., Series 1991 BB, Insured: AMBAC 7.000% 05/01/21	2,505,000	2,800,765
NY Energy & Research Development Authority
Brooklyn Union Gas Co., Series 1993, 6.223% 04/01/20 (b)	13,000,000	13,075,920
TX Brazos River Authority Pollution Control Revenue
TXU Energy Co. LLC:
Series 1999 B, AMT, 6.750% 09/01/34	12,455,000	9,911,315
Series 2001 A, AMT, 8.250% 10/01/30	5,250,000	3,668,070
Series 2003 A, AMT, 6.750% 04/01/38	1,900,000	1,512,020
TX Sabine River Authority Pollution Control Revenue
Series 2001 C,
5.200% 05/01/28	3,000,000	1,525,860
WY Lincoln County Environmental Improvement
Pacificorp, Series 1995, AMT, 4.125% 11/01/25	2,500,000	2,391,625
Investor Owned Total		53,400,715
Joint Power Authority – 4.7%
AZ Salt River Project Agricultural Improvement & Power District
Series 2006 A,
5.000% 01/01/37	5,000,000	4,518,800
GA Municipal Electric Authority
Series 1991, Insured: MBIA 6.600% 01/01/18	17,280,000	18,919,527
Series 1998 Y, Insured: AMBAC 6.400% 01/01/13	935,000	1,003,208

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
MN Anoka County Solid Waste Disposal
National Power Association, Series 1987 A, AMT, 6.950% 12/01/08	60,000	60,014
MN Southern Minnesota Municipal Power Agency
Series 2002 A, Insured: AMBAC 5.250% 01/01/17	11,000,000	11,470,470
NC Eastern Municipal Power Agency
Series 1991 A,
6.500% 01/01/18	2,185,000	2,350,885
Series 1993 B, Insured: RAD 6.000% 01/01/22	500,000	495,060
Series 1993, Insured: AMBAC 6.000% 01/01/18	16,470,000	17,135,718
SC Piedmont Municipal Power Agency
Series 1988, Insured: AMBAC (a) 01/01/13	16,070,000	12,972,026
Series 1993, Insured: MBIA 5.375% 01/01/25	11,370,000	10,575,919
Series 2004 A, Insured: FGIC (a) 01/01/24	5,000,000	1,672,400
SC Public Service Authority
Series 2008 A,
5.500% 01/01/38	3,000,000	2,898,570
TX Municipal Power Agency
Series 1989, Insured: AMBAC: (a) 09/01/11	4,985,000	4,522,641
(a) 09/01/12	2,785,000	2,401,255
Series 1993, Insured: MBIA (a) 09/01/15	8,790,000	6,396,131
TX Sam Rayburn Municipal Power Agency
Series 2002,
6.000% 10/01/16	5,000,000	4,713,100
Joint Power Authority Total		102,105,724
Municipal Electric – 2.4%
NY Long Island Power Authority
Series 2008 A,
6.000% 05/01/33	2,725,000	2,721,376

	Par ($)	Value ($)
OH Cleveland Public Power Systems
Series 1994 A, Insured: MBIA (a) 11/15/13	2,000,000	1,614,920
PA Westmoreland County Municipal Authority
Series 1995 A, Insured: FGIC (a) 08/15/23	5,540,000	2,088,857
Series 1999 A, Insured: MBIA (a) 08/15/22	2,000,000	874,980
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2002 KK, Insured: MBIA 5.500% 07/01/16	12,000,000	11,784,360
Series 2007 VV: Insured: FGIC 5.250% 07/01/34	10,870,000	8,501,318
Insured: MBIA 5.250% 07/01/26	10,000,000	8,218,200
SD Heartland Consumers Power District
Series 1992, Insured: FSA: 6.000% 01/01/09	85,000	85,273
6.000% 01/01/17	13,600,000	14,855,280
Municipal Electric Total		50,744,564
Water & Sewer – 4.1%
AL Birmingham Waterworks & Sewer Board
Series 2007 A, Insured: AMBAC 4.375% 01/01/32	6,000,000	4,578,900
AL Jefferson County
Series 1997 A, Insured: FGIC 5.625% 02/01/22	570,000	383,770
CA Castaic Lake Water Agency
Series 1999, Insured: AMBAC (a) 08/01/24	9,445,000	3,750,421
CA San Francisco City & County Public Utilities Commission
Series 2006 A, Insured: FSA 4.500% 11/01/31	17,800,000	14,270,438

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Seminole County
Series 1992, Insured: MBIA 6.000% 10/01/19	470,000	511,304
FL St. John's County Water & Sewer Authority
Series 1991 A, Insured: MBIA (a) 06/01/13	2,600,000	2,145,260
Series 1999 A, Insured: MBIA (a) 06/01/14	1,500,000	1,168,740
GA Atlanta Water & Wastewater Revenue
Series 1991 A, Insured: FGIC 5.500% 11/01/22	5,475,000	5,235,359
Series 2001 A, Insured: MBIA 5.500% 11/01/27	1,500,000	1,459,620
GA Fulton County Water & Sewer
Series 1992, Insured: FGIC 6.375% 01/01/14	620,000	641,334
GA Henry County Water & Sewer Authority
Series 1997, Insured: AMBAC 6.150% 02/01/20	5,390,000	5,652,008
GA Milledgeville Water & Sewer Revenue
Series 1996, Insured: FSA 6.000% 12/01/21	1,000,000	1,085,360
IL Chicago
Series 1998, Insured: MBIA (a) 01/01/20	7,275,000	3,917,224
IN Bond Bank Revenue
Series 2008 B, Insured: FSA (a) 06/01/29	8,075,000	2,267,460
MA Water Resources Authority
Series 1993 C, Insured: AMBAC 5.250% 12/01/15	1,170,000	1,237,942
Series 2002 J, Insured: FSA 5.500% 08/01/21	5,000,000	5,342,350

	Par ($)	Value ($)
Series 2006 A, Insured: AMBAC 5.000% 08/01/24	2,170,000	2,142,007
MS V Lakes Utility District
Series 1994,
7.000% 07/15/37	465,000	348,308
NY New York City Municipal Water Finance Authority
Series 1999, Insured: FGIC 9.900% 06/15/32 (b)(d)	2,000,000	2,143,440
Series 2001 D, 5.250% 06/15/25	3,520,000	3,521,021
OH Cleveland Waterworks Revenue
Series 1993 G, Insured: MBIA 5.500% 01/01/21	4,015,000	3,952,165
OH Lakewood Water Systems Revenue
Series 1995, Insured: AMBAC 5.850% 07/01/20	2,075,000	2,123,119
PA Dauphin County Industrial Development Authority
Dauphin Water Supply Co., Series 1992 A, AMT, 6.900% 06/01/24	3,400,000	3,281,646
TX Houston Water & Sewer Systems
Series 1991 C, Insured: AMBAC (a) 12/01/10	3,750,000	3,526,537
Series 1998 A, Insured: FSA: (a) 12/01/19	10,545,000	5,812,931
(a) 12/01/23	985,000	406,795
VA Fairfax County Water Authority
Series 2005 B,
5.250% 04/01/24	6,175,000	6,446,515
Water & Sewer Total		87,351,974
Utilities Total		305,519,785
Total Municipal Bonds (cost of $2,218,447,735)		2,082,836,771

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Municipal Preferred Stocks – 1.1%
	Par ($)	Value ($)
Housing – 1.1%
Multi-Family – 1.1%
Centerline Equity Issuer Trust
Series 1999, AMT,
6.625% 06/30/09 (d)	6,000,000	6,027,900
Series 2000, AMT,
7.600% 11/30/10 (d)	5,000,000	5,334,200
Munimae TE Bond Subsidiary LLC
Series 2000 B, AMT,
7.750% 06/30/50 (b)(d)	10,000,000	10,106,700
Series 2005 C-3, AMT,
5.500% 11/29/49 (d)	1,000,000	887,690
Multi-Family Total		22,356,490
Housing Total		22,356,490
Total Municipal Preferred Stocks (cost of $22,000,000)		22,356,490
Investment Company – 0.6%
	Shares
Dreyfus Tax-Exempt Cash
Management Fund (7 day yield of 2.216%)	13,000,422	13,000,422
Total Investment Company (cost of $13,000,422)		13,000,422
Other – 0.0%
	Par ($)
Transportation – 0.0%
Air Transportation – 0.0%
IL Chicago O'Hare International Airport
United Airlines, Inc., Series 1999 A, 5.350% 09/01/16 (g)	4,100,000	92,251
IN Indianapolis Airport Authority
United Airlines, Inc., Series 1995 A, AMT, 6.500% 11/15/31 (c)	1,348,969	37,097
Air Transportation Total		129,348
Transportation Total		129,348
Total Other (cost of $1,033,274)		129,348

Short-Term Obligations – 0.3%
	Par ($)	Value ($)
Variable Rate Demand Notes (h) – 0.3%
CA Department of Water Resources
Series 2005 F-2, LOC: JPMorgan Chase Bank 0.700% 05/01/20	100,000	100,000
CT Health & Educational Facilities Authority
Yale University, Series 2001 V-1, SPA: DEPFA Bank PLC 0.500% 07/01/36	400,000	400,000
FL Collier County Health Facilities Authority
Cleveland Clinic Health System, Series 2003 C-1, LOC: JPMorgan Chase Bank 0.800% 01/01/35	3,000,000	3,000,000
MO Development Finance Board
Nelson Gallery Foundation, Series 2004 A, SPA: JPMorgan Chase Bank 0.800% 12/01/33	600,000	600,000
MO Health & Educational Facilities Authority
Washington University, Series 2000 B, SPA: JPMorgan Chase Bank 0.850% 03/01/40	600,000	600,000
NV Clark County School District
Series 2001 A, Insured: FSA, SPA: State Street Bank & Trust Co. 2.500% 06/15/21	2,200,000	2,200,000
Total Variable Rate Demand Notes		6,900,000
Total Short-Term Obligations (cost of $6,900,000)		6,900,000
Total Investments – 98.7% (cost of $2,261,381,431) (i)		2,125,223,031
Other Assets & Liabilities, Net – 1.3%		28,332,757
Net Assets – 100.0%		2,153,555,788

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2008

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at November 30, 2008.

(c)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At November 30, 2008, the value of these securities amounted to $3,674,655, which represents 0.2% of net assets.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, these securities, which are not illiquid except for those in the following table, amounted to $68,413,501, which represents 3.2% of net assets.

Security	Acquisition Date	Par	Cost	Value
Resolution Trust
Corp. Pass-Through
Certificates,
Series 1993 A,
8.500% 12/01/16	08/27/93	$6,615,223	$6,751,636	$6,188,871

(e)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(f)  Security represents the underlying bond transferred to a special purpose entity established in a floating rate note transaction in which the Fund acquired the residual interest. This security amounted to $10,340,900 and serves as collateral in the transaction.

(g)  Position reflects anticipated residual bankruptcy claims. Income is not being accrued.

(h)  Variable rate demand note. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at November 30, 2008.

(i)  Cost for federal income tax purposes is $2,256,560,010.

At November 30, 2008, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	37.0
Refunded/Escrowed	15.0
Utilities	14.2
Health Care	8.5
Transportation	8.2
Housing	4.0
Education	3.5
Other	2.6
Industrial	2.6
Other Revenue	1.6
Resource Recovery	0.3
Other Industrial Development Bonds	0.3
97.8
Investment Company	0.6
Short-Term Obligations	0.3
Other Assets & Liabilities, Net	1.3
100.0

At November 30, 2008, the Fund held investments in the following states/territories:

State/Territory	% of Total Investments
New York	11.2
California	9.8
Illinois	7.7
Texas	7.1
Massachusetts	6.7
New Jersey	6.3
Puerto Rico	5.8
Other*	45.4
100.0

* Includes all states/territories that are individually less than 5.0% of total investments.

Acronym	Name
AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CAP	Capital Markets Assurance Corp.

CGIC	Capital Guaranty Insurance Corp.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

GNMA	Government National Mortgage Association

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

PSFG	Permanent School Fund Guarantee

RAD	Radian Asset Assurance, Inc.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Tax-Exempt Fund
November 30, 2008

		($)
Assets	Investments, at cost	2,261,381,431
	Investments, at value	2,125,223,031
	Cash	3,305,367
	Receivable for:
	Investments sold	3,181,275
	Fund shares sold	399,161
	Interest	34,710,184
	Trustees' deferred compensation plan	187,609
	Other assets	3,027
	Total Assets	2,167,009,654
Liabilities	Payable for:
	Fund shares repurchased	2,341,955
	Distributions	4,294,388
	Floating rate notes	4,982,300
	Interest expense and fees	54,128
	Investment advisory fee	877,605
	Transfer agent fee	256,689
	Trustees' fees	44,171
	Pricing and bookkeeping fees	23,810
	Custody fee	11,756
	Distribution and service fees	246,505
	Chief compliance officer expenses	311
	Trustees' deferred compensation plan	187,609
	Other liabilities	132,639
	Total Liabilities	13,453,866
	Net Assets	2,153,555,788
Net Assets Consist of	Paid-in capital	2,304,654,481
	Undistributed net investment income	7,014,071
	Accumulated net realized loss	(21,954,364)
	Net unrealized appreciation (depreciation) on investments	(136,158,400)
	Net Assets	2,153,555,788

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities (continued) – Columbia Tax-Exempt Fund
November 30, 2008

Class A	Net assets	$1,296,698,379
	Shares outstanding	108,497,614
	Net asset value per share	$11.95	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($11.95/0.9525)	$12.55	(b)
Class B	Net assets	$17,815,977
	Shares outstanding	1,490,701
	Net asset value and offering price per share	$11.95	(a)
Class C	Net assets	$25,023,367
	Shares outstanding	2,093,777
	Net asset value and offering price per share	$11.95	(a)
Class Z	Net assets	$814,018,065
	Shares outstanding	68,110,365
	Net asset value, offering and redemption price per share	$11.95

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia Tax-Exempt Fund
For the Year Ended November 30, 2008

		($)
Investment Income	Interest	128,149,533
	Dividends	405,390
	Securities lending	82
	Total Investment Income	128,555,005
Expenses	Investment advisory fee	11,551,990
	Distribution fee:
	Class B	172,570
	Class C	186,302
	Service fee:
	Class A	2,907,246
	Class B	46,024
	Class C	49,658
	Transfer agent fee	1,524,748
	Pricing and bookkeeping fees	209,223
	Trustees' fees	92,618
	Custody fee	81,877
	Chief compliance officer expenses	1,501
	Other expenses	529,637
	Expenses before interest expense and fees	17,353,394
	Interest expense and fees	520,546
	Total Expenses	17,873,940
	Fees waived by distributor—Class C	(37,327)
	Expense reductions	(32,500)
	Net Expenses	17,804,113
	Net Investment Income	110,750,892
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
	Net realized gain (loss) on:
	Investments	5,060,309
	Futures contracts	(3,388,214)
	Net realized gain	1,672,095
	Net change in unrealized appreciation (depreciation) on investments	(289,452,381)
	Net Loss	(287,780,286)
	Net Decrease Resulting from Operations	(177,029,394)

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia Tax-Exempt Fund

		Year Ended November 30,
Increase (Decrease) in Net Assets		2008 ($)	2007 ($)
Operations	Net investment income	110,750,892	111,455,852
	Net realized gain on investments and futures contracts	1,672,095	12,759,003
	Net change in unrealized appreciation (depreciation) on investments	(289,452,381)	(80,329,893)
	Net Increase (Decrease) Resulting from Operations	(177,029,394)	43,884,962
Distributions to Shareholders	From net investment income:
	Class A	(65,688,600)	(68,683,296)
	Class B	(866,588)	(1,234,845)
	Class C	(972,980)	(803,297)
	Class Z	(42,343,805)	(39,847,395)
	Total Distributions to Shareholders	(109,871,973)	(110,568,833)
	Net Capital Share Transactions	(27,595,098)	(65,667,898)
	Total Decrease in Net Assets	(314,496,465)	(132,351,769)
Net Assets	Beginning of period	2,468,052,253	2,600,404,022
	End of period	2,153,555,788	2,468,052,253
	Undistributed net investment income at end of period	7,014,071	6,411,241

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) – Capital Stock Activity

	Year Ended November 30,
	2008		2007
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	5,101,505	66,511,285	4,289,043	58,162,520
Distributions reinvested	3,467,837	44,615,404	3,022,312	41,027,286
Redemptions	(13,521,150)	(174,629,485)	(12,497,385)	(169,587,273)
Net decrease	(4,951,808)	(63,502,796)	(5,186,030)	(70,397,467)
Class B
Subscriptions	138,740	1,822,252	148,877	2,020,171
Distributions reinvested	38,967	502,981	52,110	708,116
Redemptions	(687,704)	(8,934,608)	(1,354,651)	(18,400,658)
Net decrease	(509,997)	(6,609,375)	(1,153,664)	(15,672,371)
Class C
Subscriptions	826,050	10,827,124	443,505	6,017,401
Distributions reinvested	34,049	437,118	27,200	369,149
Redemptions	(442,068)	(5,732,056)	(293,115)	(3,969,416)
Net increase	418,031	5,532,186	177,590	2,417,134
Class Z
Subscriptions	12,079,285	157,244,051	8,119,211	109,911,871
Proceeds received in connection with merger	4,344,461	56,934,014	—	—
Distributions reinvested	749,261	9,648,613	680,068	9,230,535
Redemptions	(14,511,504)	(186,841,791)	(7,463,718)	(101,157,600)
Net increase	2,661,503	36,984,887	1,335,561	17,984,806

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class A Shares	2008	2007	2006	2005		2004
Net Asset Value, Beginning of Period	$13.52	$13.88	$13.49	$13.51		$13.60
Income from Investment Operations:
Net investment income (a)	0.59	0.60	0.61	0.62		0.61
Net realized and unrealized gain (loss) on investments and futures contracts	(1.57)	(0.37)	0.38	(0.03)		(0.11)
Total from investment operations	(0.98)	0.23	0.99	0.59		0.50
Less Distributions to Shareholders:
From net investment income	(0.59)	(0.59)	(0.60)	(0.61)		(0.59)
Net Asset Value, End of Period	$11.95	$13.52	$13.88	$13.49		$13.51
Total return (b)	(7.48)%	1.74%	7.53%	4.41	%(c)	3.78	%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense and fees (d)	0.78%	0.78%	0.80%	0.82%		0.86%
Interest expense and fees (e)	0.02%	0.04%	0.05%	0.04%		0.02%
Net expenses (d)	0.80%	0.82%	0.85%	0.86%		0.88%
Waiver/Reimbursement	—	—	—	—	%(f)	0.03%
Net investment income (d)	4.56%	4.40%	4.46%	4.50%		4.49%
Portfolio turnover rate	14%	13%	5%	4%		5%
Net assets, end of period (000's)	$1,296,698	$1,533,614	$1,646,201	$1,577,102		$1,638,527

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class B Shares	2008	2007	2006	2005		2004
Net Asset Value, Beginning of Period	$13.52	$13.88	$13.49	$13.51		$13.60
Income from Investment Operations:
Net investment income (a)	0.50	0.50	0.50	0.51		0.50
Net realized and unrealized gain (loss) on investments and futures contracts	(1.58)	(0.37)	0.39	(0.02)		(0.10)
Total from investment operations	(1.08)	0.13	0.89	0.49		0.40
Less Distributions to Shareholders:
From net investment income	(0.49)	(0.49)	(0.50)	(0.51)		(0.49)
Net Asset Value, End of Period	$11.95	$13.52	$13.88	$13.49		$13.51
Total return (b)	(8.17)%	0.98%	6.73%	3.63	%(c)	3.01	%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense and fees (d)	1.53%	1.53%	1.55%	1.57%		1.61%
Interest expense and fees (e)	0.02%	0.04%	0.05%	0.04%		0.02%
Net expenses (d)	1.55%	1.57%	1.60%	1.61%		1.63%
Waiver/Reimbursement	—	—	—	—	%(f)	0.03%
Net investment income (d)	3.81%	3.65%	3.71%	3.75%		3.74%
Portfolio turnover rate	14%	13%	5%	4%		5%
Net assets, end of period (000's)	$17,816	$27,047	$43,771	$38,193		$45,168

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class C Shares	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.52	$13.88	$13.49	$13.51	$13.60
Income from Investment Operations:
Net investment income (a)	0.51	0.51	0.52	0.53	0.53
Net realized and unrealized gain (loss) on investments and futures contracts	(1.57)	(0.36)	0.39	(0.02)	(0.11)
Total from investment operations	(1.06)	0.15	0.91	0.51	0.42
Less Distributions to Shareholders:
From net investment income	(0.51)	(0.51)	(0.52)	(0.53)	(0.51)
Net Asset Value, End of Period	$11.95	$13.52	$13.88	$13.49	$13.51
Total return (b)(c)	(8.05)%	1.13%	6.89%	3.78%	3.17%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense and fees (d)	1.38%	1.38%	1.40%	1.42%	1.46%
Interest expense and fees (e)	0.02%	0.04%	0.05%	0.04%	0.02%
Net expenses (d)	1.40%	1.42%	1.45%	1.46%	1.48%
Waiver/Reimbursement	0.15%	0.15%	0.15%	0.15%	0.18%
Net investment income (d)	3.95%	3.78%	3.83%	3.90%	3.89%
Portfolio turnover rate	14%	13%	5%	4%	5%
Net assets, end of period (000's)	$25,023	$22,650	$20,789	$10,396	$8,699

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,			Period Ended November 30,
Class Z Shares	2008	2007	2006	2005 (a)
Net Asset Value, Beginning of Period	$13.52	$13.88	$13.49	$13.71
Income from Investment Operations:
Net investment income (b)	0.62	0.62	0.62	0.13
Net realized and unrealized gain (loss) on investments and futures contracts	(1.58)	(0.36)	0.40	(0.22)
Total from investment operations	(0.96)	0.26	1.02	(0.09)
Less Distributions to Shareholders:
From net investment income	(0.61)	(0.62)	(0.63)	(0.13)
Net Asset Value, End of Period	$11.95	$13.52	$13.88	$13.49
Total return (c)	(7.30)%	1.94%	7.75%	(0.63	)%(d)(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (f)	0.58%	0.58%	0.60%	0.57	%(g)
Interest expense and fees (h)	0.02%	0.04%	0.05%	0.04	%(g)
Net expenses (f)	0.60%	0.62%	0.65%	0.61	%(g)
Waiver/Reimbursement	—	—	—	—	%(g)(i)
Net investment income (f)	4.76%	4.59%	4.62%	4.91	%(g)
Portfolio turnover rate	14%	13%	5%	4%
Net assets, end of period (000's)	$814,018	$884,741	$889,644	$329,637

(a)  On September 16, 2005, Columbia Tax-Exempt Fund Class Z shares commenced operations.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Tax-Exempt Fund
November 30, 2008

Note 1. Organization

Columbia Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On December 1, 2007, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

Columbia Tax-Exempt Fund, November 30, 2008

•  Level 3 – significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of November 30, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$13,000,422	$—
Level 2 – Other Significant Observable Inputs	2,112,222,609	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$2,125,223,031	$—

The following table reconciles asset balances for the year ended November 30, 2008 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments In Securities	Other Financial Instruments
Balance as of November 30, 2007	$2,137,500	$—
Amortization of Premiums	1,794	—
Realized gain	137,640	—
Change in unrealized depreciation	(42,384)	—
Net sales	(2,234,550)	—
Transfers in and/ or out of Level 3	—	—
Balance as of
November 30, 2008	$—	$—

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Futures Contracts

The Fund may invest in futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Floating-Rate Notes Issued in Conjunction with Securities Held

The Fund may sell a fixed-rate bond ("Fixed-Rate Bond") to a broker who deposits the Fixed-Rate Bond into a special-purpose

Columbia Tax-Exempt Fund, November 30, 2008

entity from which are issued floating-rate notes ("Floating-Rate Notes") that are sold to third parties. The Floating-Rate Notes have interest rates that reset weekly and the holders of the Floating-Rate Notes have the option to tender their notes to the broker at par at each reset date. A residual certificate (an "Inverse Floater"), which pays interest equal to the difference between the Fixed-Rate Bond and the Floating-Rate Notes, is also issued by the special-purpose entity. The Inverse Floater also gives the holder the right to cause the Floating-Rate Note to be called at par and to require transfer of the Fixed-Rate Bond to the holder of the Inverse Floater, thereby liquidating the special-purpose entity. In certain transactions, the Fund ultimately receives the Inverse Floater plus the cash equivalent of the proceeds raised from the issuance of the Floating-Rate Notes in exchange for the Fixed-Rate Bonds.

Although the Fund physically holds the Inverse Floater, the transaction is accounted for as a secured borrowing pursuant to Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"), because of its unilateral right to cause the liquidation of the special-purpose entity and recover the Fixed-Rate Bond it originally sold to the broker. In accordance with SFAS 140, the Fund includes the Fixed-Rate Bond on the Portfolio of Investments and recognizes the Floating-Rate Notes as a liability on the Statement of Assets and Liabilities.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and distributed monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Columbia Tax-Exempt Fund, November 30, 2008

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2008, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, paydown reclassifications, expired capital loss carryforwards and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(276,089)	$1,552,045	$(1,275,956)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2008 and November 30, 2007 was as follows:

	November 30,
	2008	2007
Tax-Exempt Income	$108,769,558	$110,200,781
Ordinary Income*	1,102,415	368,052

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Net Unrealized Depreciation*
$6,933,217	$(131,336,979)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to capital loss carryforwards, discount accretion/premium amortization on debt securities and market discount reclassifications.

Unrealized appreciation and depreciation at November 30, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$70,834,522
Unrealized depreciation	(202,171,501)
Net unrealized depreciation	$(131,336,979)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$179,607
2010	10,177,991
2016	4,819,912
Total	$15,177,510

Capital loss carryforwards of $1,275,955 expired during the year ended November 30, 2008. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Of the capital loss carryforwards attributable to the Fund, $1,499,612 ($179,607 expiring November 30, 2009 and $1,320,005 expiring November 30, 2010) remain from the merger with Columbia Municipal Income Fund, none of which were utilized to offset gains during the year ended November 30, 2008. The availability of a portion of the remaining capital loss carryforwards from the Fund may be limited in a given year.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective May 31, 2008. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the

Columbia Tax-Exempt Fund, November 30, 2008

position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.55%
$500 million to $1 billion	0.50%
$1 billion to $1.5 billion	0.47%
$1.5 billion to $3 billion	0.44%
$3 billion to $6 billion	0.43%
Over $6 billion	0.42%

For the year ended November 30, 2008, the Fund's effective investment advisory fee rate was 0.48% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended November 30, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $771.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of

Columbia Tax-Exempt Fund, November 30, 2008

payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended November 30, 2008, these minimum account balance fees reduced total expenses by $10,840.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended November 30, 2008, the Distributor retained net underwriting discounts of $71,712 on sales of the Fund's Class A shares and received net CDSC fees of $33,957, $26,632 and $8,984 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The Plans require the payment of a monthly service fee to the Distributor at the annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the fee will not exceed 0.60% annually of Class C shares average daily net assets. This arrangement may be modified or terminated by the Distributor at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

As a result of a fund merger, the Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in "Trustees' fees" on the Statement of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended November 30, 2008, these custody credits reduced total expenses by $21,660 for the Fund.

Note 6. Portfolio Information

For the year ended November 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $312,688,479 and $408,916,891, respectively.

Columbia Tax-Exempt Fund, November 30, 2008

At November 30, 2008, the Fund held an Inverse Floater related to the following security:

Par
NY New York City Municipal Water Finance Authority, Series 1999 A, Pre-refunded 06/15/09, 5.500%, 06/15/32	$10,000,000

Against this security, $5,000,000 par of a Floating Rate Note was issued bearing an interest rate of 1.100% at November 30, 2008. Interest paid on the Floating Rate Notes during the year ended November 30, 2008, was at an average annualized rate of 3.972%. The Fund's physical holding at November 30, 2008 was an Inverse Floater totaling $5,000,000 par, market value of $5,358,600, bearing interest at a rate of 9.900%. The Inverse Floater is exempt from registration pursuant to Rule 144A under the Securities Act of 1933.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% and the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended November 30, 2008, the Fund did not borrow under these arrangements.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic

Columbia Tax-Exempt Fund, November 30, 2008

downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at November 30, 2008 invested in debt obligations issued by each of California, Illinois, Texas, Massachusetts, New Jersey, New York and Puerto Rico and their political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of these states' or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At November 30, 2008, private insurers who insured greater than 5% of the total net assets of the Fund were as follows:

Insurer	% of Total Net Assets
MBIA Insurance Corp.	17.9
Financial Guaranty Insurance Co.	12.8
Ambac Assurance Corp.	12.1
Financial Security Assurance, Inc.	10.7

At January 5, 2009, MBIA Insurance Corp., Financial Guaranty Insurance Co., Ambac Assurance Corp. and Financial Security Assurance, Inc. were rated by Standard & Poor's AA, CCC, A and AAA, respectively.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

Columbia Tax-Exempt Fund, November 30, 2008

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Columbia Tax-Exempt Fund, November 30, 2008

Note 10. Business Combinations and Mergers

On March 24, 2008, Long-Term Tax-Exempt Fund, a series of Excelsior Tax-Exempt Funds, Inc., merged into Columbia Tax-Exempt Fund. Columbia Tax-Exempt Fund received a tax-free transfer of assets from Long-Term Tax-Exempt Fund as follows:

	Shares Issued	Net Assets Received	Unrealized Depreciation*
Long-Term Tax-Exempt Fund	4,344,461	$56,934,014	$(1,830,408)

Net Assets of Columbia Tax-Exempt Fund Prior to Combination	Net Assets of Long-Term Tax-Exempt Fund Immediately Prior to Combination	Net Assets of Columbia Tax-Exempt Fund Immediately After Combination
$2,383,981,768	$56,934,014	$2,440,915,782

*  Unrealized depreciation is included in the respective Net Assets Received amount.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 21, 2009

Federal Income Tax Information (Unaudited) – Columbia Tax-Exempt Fund

99.00% of distributions from net investment income will be treated as exempt income for federal income tax purposes.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 79, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 79, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 79, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President—Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 79, None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 79, None

John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 79, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 79, None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 79, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 79, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager—Global Education Industry (from 1994 to 1997), President—Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 79, None

Interested Trustee

William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 79, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

2  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia Tax-Exempt Fund's performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period, in the first quintile for the three- and five-year periods and in the second quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Tax-Exempt Fund's total expenses were in the fifth quintile and actual management fees were in the fourth quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior

Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

Columbia Management®

Columbia Tax-Exempt Fund

Annual Report, November 30, 2008

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©2009 Columbia Management Distributors, Inc.

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800-345-6611 www.columbiafunds.com

SHC-42/156992-1108 (01/09) 09-68431

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, John D. Collins and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Collins and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.  Fee information for fiscal year ended November 30, 2008 also includes fees for one series that was merged into the registrant during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2008 and November 30, 2007 are approximately as follows:

2008	2007
$58,200	$53,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended November 30, 2008 and November 30, 2007 are approximately as follows:

2008	2007
$12,400	$4,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2008 and 2007, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2008 also includes Audit-Related Fees for agreed-upon procedures related to a fund merger and a fund accounting and custody conversion.

During the fiscal years ended November 30, 2008 and November 30, 2007, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended November 30, 2008 and November 30, 2007 are approximately as follows:

2008	2007
$22,300	$3,600

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  Fiscal year 2008 also includes tax fees for agreed-upon procedures related to a fund merger and the review of a final tax return.

During the fiscal years ended November 30, 2008 and November 30, 2007, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended November 30, 2008 and November 30, 2007 are approximately as follows:

2008	2007
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended November 30, 2008 and November 30, 2007 are approximately as follows:

2008	2007
$1,070,600	$947,400

In both fiscal years 2008 and 2007, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended November 30, 2008 and November 30, 2007 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2008 and November 30, 2007 are approximately as follows:

2008	2007
$1,105,300	$955,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	January 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	January 21, 2009

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	January 21, 2009